UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2020

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2020, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers and analysts utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the physical structures of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its third and final reading of the third quarter 2020 gross domestic product (GDP) to show an increase in the annual growth rate of a record 33.4%, fueled by more than $3 trillion in pandemic relief. That was revised slightly up from the 33.1% pace reported last month. Gross domestic product, the broadest measure of economic health, decreased by 31.4% for the second quarter 2020, the deepest since the government started keeping records in 1947. Consumer spending, which accounts for more than two-thirds of U.S. activity, steered the extensive recovery last quarter. Consumption appears to have since cooled, with retail sales declining in October and November as household incomes felt the pressure amid the government-funded weekly unemployment subsidy expiring. First-time applications for weekly unemployment benefits are at a three-month high. The GDP growth rate estimates for the fourth quarter hover around 5% due to labor market stress and depleted household income. Most economists expect modest growth or even a contraction in the first three months of 2021.

Nonfarm payrolls increased by just 245,000 in November. This number was well below Wall Street estimates as rising coronavirus cases coincided with a considerable slowdown in hiring. Economists had been looking for the nonfarm payrolls number to be 440,000 and the jobless rate to decrease to 6.7% from 6.9% in October. The unemployment rate met expectations, though it fell along with a drop in the labor force participation to 61.5%. A more encompassing measure of joblessness edged lower to 12% while the number of Americans outside the labor force remains just above 100 million. The November gain represented a noticeable slowdown from the 610,000 positions added in October. The economy has brought back 12.3 million of the 22 million jobs lost in the beginning of the crisis. However, there are still 10.7 million Americans considered unemployed, compared with 5.8 million in February. Professional and business services added 66,000 jobs while health care was able to add 46,000 jobs. The battered hospitality industry, which has taken the worst of the job losses during the pandemic, increased just 31,000, while retail lost 35,000 jobs, a potential troubling sign heading into the holiday season. Retail is down 550,000 employees from February, which was the month before the pandemic effects began to hit. Though the U.S. is coming off its fastest growth quarter ever, economists worry that the next quarter or two could see flat or even negative growth before rebounding strongly in the latter part of 2021.

As expected during its December meeting, the Federal Open Market Committee (FOMC), voted to hold their benchmark short-term borrowing rate in a range of 0% to 0.25% to support the wounded U.S. economy as it recovers from the deep impact of the Covid-19 lockdowns. After its two-day meeting, the FOMC committed to continue buying bonds until the economy reaches full employment and inflation stays at 2%. The Fed pledged it would continue to purchase at least $120 billion of bonds each month until substantial progress has been made to the Fed’s employment and price stability goals. Fed officials also raised their outlook on the economy since the last forecast in September. The median expectation for gross domestic product in 2020 is now a decline of 2.4%, compared with the negative 3.7% in September. The outlook for 2021 is now 4.2% compared with 4% previously and 3.2% in 2022 against 3%. The Fed still sees economic activity recovering but still below the pre-pandemic level. Overall, the committee expects the pandemic will “continue to weigh on economic activity, employment, and inflation in the near term, and poses considerable risks to the economic outlook over the medium term.”

Market Commentary

In 2020 the FTSE Nareit All Equity REITs Index delivered a total return of (5.12)%. The leading REIT industry for the year was the Data Centers Sector which finished 2020 with a strong 21.00% total return. Three other sectors of the FTSE Nareit all Equity REITs index also saw positive returns in 2019 of over 10%; which were the Self-Storage 12.91%, Industrial 12.17%, & Timber 10.33% .. Retail was the worst performing sector finishing 2020 with a positive total return of (25.18)%.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fund Summary

The Spirit of America Real Estate Income and Growth Fund (the “Fund”), aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2020 the Fund was invested over 98% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Fund had a total one year return of (3.65)% (no load, gross of fees). This compares to the (7.57)% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The Fund’s outperformance was primarily due to its highest weighted sectors, the Industrial and Specialized subsets of the REIT market. The Specialized Reit sector constitutes mainly of Data Centers. The Fund was overweight in those two sectors as compared to its MSCI US REIT benchmark. They were also the highest performing sectors in the Fund. With Specialized having a total return of 16.64% for the Fund and Industrial returning 26.03% for the period ending December 31, 2020. The Fund was also over 5% below its benchmark in the Retail REITS sector which had the lowest total return of all the REIT sectors in 2020. The Fund did not rely on derivatives or leverage strategies. While not having a material impact on the Fund’s portfolio, the Fund does employ derivatives in a limited fashion utilizing a covered call writing strategy.

Including sales charge and expenses, as of December 31, 2020 the Fund’s Class A Shares one year return was (10.09)%. The annualized five year return was 3.89% per year, while the average annual return over the past ten years was 6.33%.

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2020

Industrial REITs	24.75%	$20,641,146
Data Center (REITs)	24.06%	20,071,097
Residential REITs	20.65%	17,221,628
Office REITs	6.26%	5,218,169
Retail REITs	5.99%	4,998,095
Self-Storage REITs	4.26%	3,550,813
Health Care REITs	3.27%	2,726,215
Infrastructure REITs	2.60%	2,172,157
Multi Asset Class REITs	2.20%	1,830,842
Hotel REITs	2.04%	1,703,891
Specialty REITs	1.48%	1,237,963
Gaming REITs	1.15%	959,423
Mortage REITs	0.74%	619,976
Municipal Bonds	0.25%	205,871
P&C Insurance	0.13%	104,920
Energy	0.09%	72,032
Electric Transmission & Distribution	0.06%	53,760
Timber REITs	0.02%	16,765
Total Investments	100.00%	$83,404,763

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2020

	1 Year	5 Year	10 Year	Expense Ratios(4)
Class A Shares - with load	(10.09)%	3.89%	6.33%	1.54%
Class A Shares - no load	(5.13)%	5.01%	6.91%	1.54%
Class C Shares - with load[1]	(6.72)%	4.27%	6.16%	2.24%
Class C Shares - no load[1]	(5.85)%	4.27%	6.16%	2.24%
Institutional Class Shares[2]	(4.77)%	5.34%	7.24%	1.24%
MSCI US REIT Index[3]	(7.57)%	4.84%	8.30%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2020. Additional information pertaining to the Fund’s expense ratios as of December 31, 2020, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.85 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

5

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, (the “Fund”) along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers and analysts use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Fund.

The Spirit of America Large Cap Value Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its third and final reading of the third quarter 2020 gross domestic product (GDP) to show an increase in the annual growth rate of a record 33.4%, fueled by more than $3 trillion in pandemic relief. That was revised slightly up from the 33.1% pace reported last month. Gross domestic product, the broadest measure of economic health, decreased by 31.4% for the second quarter 2020, the deepest since the government started keeping records in 1947. Consumer spending, which accounts for more than two-thirds of U.S. activity, steered the extensive recovery last quarter. Consumption appears to have since cooled, with retail sales declining in October and November as household incomes felt the pressure amid the government-funded weekly unemployment subsidy expiring. First-time applications for weekly unemployment benefits are at a three-month high. The GDP growth rate estimates for the fourth quarter hover around 5% due to labor market stress and depleted household income. Most economists expect modest growth or even a contraction in the first three months of 2021.

Nonfarm payrolls increased by just 245,000 in November. This number was well below Wall Street estimates as rising coronavirus cases coincided with a considerable slowdown in hiring. Economists had been looking for the nonfarm payrolls number to be 440,000 and the jobless rate to decrease to 6.7% from 6.9% in October. The unemployment rate met expectations, though it fell along with a drop in the labor force participation to 61.5%. A more encompassing measure of joblessness edged lower to 12% while the number of Americans outside the labor force remains just above 100 million. The November gain represented a noticeable slowdown from the 610,000 positions added in October. The economy has brought back 12.3 million of the 22 million jobs lost in the beginning of the crisis. However, there are still 10.7 million Americans considered unemployed, compared with 5.8 million in February. Professional and business services added 66,000 jobs while health care was able to add 46,000 jobs. The battered hospitality industry, which has taken the worst of the job losses during the pandemic, increased just 31,000, while retail lost 35,000 jobs, a potential troubling sign heading into the holiday season. Retail is down 550,000 employees from February, which was the month before the pandemic effects began to hit. Though the U.S. is coming off its fastest growth quarter ever, economists worry that the next quarter or two could see flat or even negative growth before rebounding strongly in the latter part of 2021.

As expected during its December meeting, the Federal Open Market Committee (FOMC), voted to hold their benchmark short-term borrowing rate in a range of 0% to 0.25% to support the wounded U.S. economy as it recovers from the deep impact of the Covid-19 lockdowns. After its two-day meeting, the FOMC committed to continue buying bonds until the economy reaches full employment and inflation stays at 2%. The Fed pledged it would continue to purchase at least $120 billion of bonds each month until substantial progress has been made to the Fed’s employment and price stability goals. Fed officials also raised their outlook on the economy since the last forecast in September. The median expectation for gross domestic product in 2020 is now a decline of 2.4%, compared with the negative 3.7% in September. The outlook for 2021 is now 4.2% compared with 4% previously and 3.2% in 2022 against 3%. The Fed still sees economic activity recovering but still below the pre-pandemic level. Overall, the committee expects the pandemic will “continue to weigh on economic activity, employment, and inflation in the near term, and poses considerable risks to the economic outlook over the medium term.”

Market Commentary

The U.S. markets finished one of the most volatile years in history with record closings for all the major indices. The S&P 500 finished the year, including dividends, with a total return over 18%. The NASDAQ, led by the technology sector, ended the year with a total return of 43.6% which was its best number since 2009. The Dow Jones Industrial Average concluded the year by posting a return of 7.2%. The Covid-19 virus sent shockwaves around the world and throughout the markets during the first quarter of 2020. Government lockdowns and businesses being forced to shut down in order to better deal with the virus led the S&P 500 to plunge 8.4% in February and 12.5% in March. Trading became extremely volatile as the S&P 500 rose or fell by at least 1% twice as many days during the year than it had, on average, since 1950. The markets were able to roar back thanks in large part to unprecedented help from the Federal Reserve and Congress as they pushed through multiple, massive stimulus bills. By August the S&P 500 index had recovered all of its early losses and climbed to new highs all the way till the end of 2020. With vaccine hopes along with more stimulus plans the S&P 500 set 33 record highs throughout the year, a truly incredible feat given the dire circumstances early on.

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Large Cap Value Fund (the “Fund”) seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The material factors that affected the Fund were market direction, stock selection, and the ongoing Covid-19 pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. While not having a material impact on the Fund’s portfolio, the Fund does employ derivatives in a limited fashion utilizing a covered call writing strategy.

Return Summary

The Fund had a total return of 17.26% (no load, gross of fees) in 2020. This compares to its benchmark, the S&P 500 Index, which was up 18.40% for the year 2020. That result does not take the Fund’s sales charge and expense ratio into account.

The material factors that affected the Fund’s underperformance of its benchmark, the S&P 500, were market direction and security selection. The Fund continues to invest with a value approach as opposed to growth. The S&P 500 outweighed the Fund by 5.01% in the consumer discretionary sector which was the second highest returning sector, mostly due to a few growth names, for the period ending December 31, 2020. The consumer discretionary had a total return of 34.38% for the benchmark as opposed to 23.08% for the Fund. The Fund was also less weighted than its benchmark in the materials sector of the S&P 500. This sector was the smallest weighted sector in both the Fund and its benchmark but provided a higher total return for the benchmark S&P 500.

Including sales charge and expenses, as of December 31, 2020 the Fund’s Class A Shares one year return was 9.42%. The annualized five year return was 11.24% per year, while the average annual return over the past ten years was 10.12%.

9

SPIRIT OF AMERICA LARGE CAP VALUE FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)
As of December 31, 2020
Technology	36.32%	$47,059,631
Health Care	12.68%	16,428,945
Industrials	8.93%	11,574,804
Communications	8.59%	11,139,744
Financials	8.34%	10,815,552
Consumer Staples	8.19%	10,620,064
Consumer Discretionary	6.55%	8,482,955
Real Estate	5.18%	6,716,882
Utilities	2.37%	3,074,890
Energy	1.73%	2,241,609
Materials	1.12%	1,452,593
Total Investments	100.00%	$129,607,669

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)
For the periods ended December 31, 2020
	1 Year	5 Year	10 Year	Expense Ratios(4)
Class A Shares - with load	9.42%	11.24%	10.12%	1.52%
Class A Shares - no load	15.49%	12.44%	10.72%	1.52%
Class C Shares - with load[1]	13.70%	11.62%	9.93%	2.22%
Class C Shares - no load[1]	14.70%	11.62%	9.93%	2.22%
Institutional Class Shares[2]	15.89%	12.79%	11.05%	1.22%
S&P 500 Index[3]	18.40%	15.22%	13.88%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2020. Additional information pertaining to the Fund’s expense ratios as of December 31, 2020, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $1.40 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

11

SPIRIT OF AMERICA LARGE CAP VALUE FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2020 Annual report for the Spirit of America Municipal Tax Free Bond Fund, (“the Fund”). We look forward to continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

*	Effective January 16, 2020, Mark Reilly has replaced William Mason as Portfolio Manager for the Spirit of America Income & Opportunity Fund.

13

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its third and final reading of the third quarter 2020 gross domestic product (GDP) to show an increase in the annual growth rate of a record 33.4%, fueled by more than $3 trillion in pandemic relief. That was revised slightly up from the 33.1% pace reported last month. Gross domestic product, the broadest measure of economic health, decreased by 31.4% for the second quarter 2020, the deepest since the government started keeping records in 1947. Consumer spending, which accounts for more than two-thirds of U.S. activity, steered the extensive recovery last quarter. Consumption appears to have since cooled, with retail sales declining in October and November as household incomes felt the pressure amid the government-funded weekly unemployment subsidy expiring. First-time applications for weekly unemployment benefits are at a three-month high. The GDP growth rate estimates for the fourth quarter hover around 5% due to labor market stress and depleted household income. Most economists expect modest growth or even a contraction in the first three months of 2021.

Nonfarm payrolls increased by just 245,000 in November. This number was well below Wall Street estimates as rising coronavirus cases coincided with a considerable slowdown in hiring. Economists had been looking for the nonfarm payrolls number to be 440,000 and the jobless rate to decrease to 6.7% from 6.9% in October. The unemployment rate met expectations, though it fell along with a drop in the labor force participation to 61.5%. A more encompassing measure of joblessness edged lower to 12% while the number of Americans outside the labor force remains just above 100 million. The November gain represented a noticeable slowdown from the 610,000 positions added in October. The economy has brought back 12.3 million of the 22 million jobs lost in the beginning of the crisis. However, there are still 10.7 million Americans considered unemployed, compared with 5.8 million in February. Professional and business services added 66,000 jobs while health care was able to add 46,000 jobs. The battered hospitality industry, which has taken the worst of the job losses during the pandemic, increased just 31,000, while retail lost 35,000 jobs, a potential troubling sign heading into the holiday season. Retail is down 550,000 employees from February, which was the month before the pandemic effects began to hit. Though the U.S. is coming off its fastest growth quarter ever, economists worry that the next quarter or two could see flat or even negative growth before rebounding strongly in the latter part of 2021.

As expected during its December meeting, the Federal Open Market Committee (FOMC), voted to hold their benchmark short-term borrowing rate in a range of 0% to 0.25% to support the wounded U.S. economy as it recovers from the deep impact of the Covid-19 lockdowns. After its two-day meeting, the FOMC committed to continue buying bonds until the economy reaches full employment and inflation stays at 2%. The Fed pledged it would continue to purchase at least $120 billion of bonds each month until substantial progress has been made to the Fed’s employment and price stability goals. Fed officials also raised their outlook on the economy since the last forecast in September. The median expectation for gross domestic product in 2020 is now a decline of 2.4%, compared with the negative 3.7% in September. The outlook for 2021 is now 4.2% compared with 4% previously and 3.2% in 2022 against 3%. The Fed still sees economic activity recovering but still below the pre-pandemic level. Overall, the committee expects the pandemic will “continue to weigh on economic activity, employment, and inflation in the near term, and poses considerable risks to the economic outlook over the medium term.”

Market Commentary

Municipal bond issuance eclipsed a record $474 billion mark in 2020, beating 2017’s record $448 billion of issuance. After initially postponing issuances following the COVID-19 outbreak in March, municipal issuers came back in a big way to take advantage of low interest rates and strong investor demand. Taxable municipal bonds were mostly responsible for the issuance surge, with a large portion of them being refunding’s. While the total $144.3 billion of taxable municipal bonds issued is less than 2010’s $151.87 billion, it is the largest on record when 2010 is stripped of direct-pay Build America Bonds. For the year, volume jumped 11% to $474.05 billion from $426.35 billion in 2019.

The 30 Year US Treasury yield moved from a 2.33% on 1/2/20 to a 1.65% on 12/31/20. The MMD Tax-Free 30 Year AAA yield began the year at a 2.07% on 1/2/20 and ended the year at a 1.39% on 12/31/20. After a tumultuous year, the municipal market ended 2020 with strength, stability, and better-than expected returns. From historically low yields amid a global pandemic and a controversial U.S. presidential election, the municipal market was punctuated with much uncertainty and volatility that still resulted in one of the better-performing asset classes across fixed-income markets. Treasuries with two, five and seven year maturities all posted gains for the year and the Bloomberg Barclays U.S. Treasury index had a firmly positive year-to-date total return.

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund (“the Fund”) seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

The Fund can invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2020, approximately 95.91% of the portfolio was above investment grade, with 91.63% rated “A” or better. The average rating of holdings in the Fund is Aa3/AA-.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2020, the Fund consists of 234 different positions varied across 36 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2020, Puerto Rico holdings represent 0.83% of the portfolio, down slightly from 0.84% at the end of 2019.

Return Summary

The Fund’s Class A Shares Net Asset Value (NAV) went from $9.45 to $9.54 during 2020. The Fund had $71,290,106 in net assets with 1,742 shareholder accounts as of December 31, 2020.

The Fund had a total one year return of 4.51% (no load, gross of fees) for 2020. This compares to the 5.21% return of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The Fund’s lower performance relative to the benchmark was largely due to its shorter duration compared to the benchmark at a time of declining interest rates.

The material factors that affected the Fund were the decline in interest rates in 2020 and the selection of high quality securities. As a result of the Fund’s focus on quality, it had very little exposure to Puerto Rico whose challenges have been well documented. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2020, the Fund’s Class A Shares one year return was (1.35)%. The annualized five year return was 1.98% and annualized ten year return was 3.65%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

15

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)
As of December 31, 2020
New York	20.07%	$14,165,172
Connecticut	9.87%	6,965,563
Texas	8.94%	6,309,152
Florida	8.07%	5,701,163
Pennsylvania	6.18%	4,365,215
New Jersey	5.67%	4,005,191
Indiana	4.83%	3,408,567
California	4.48%	3,162,155
Massachusetts	3.96%	2,794,025
Michigan	3.01%	2,122,822
Money Market	2.35%	1,662,626
Maine	1.91%	1,347,362
Georgia	1.84%	1,296,508
District of Columbia	1.58%	1,116,258
Washington	1.48%	1,047,770
Utah	1.34%	947,628
Missouri	1.17%	823,642
Nevada	1.17%	827,701
New Mexico	1.08%	765,627
Rhode Island	0.96%	681,288
Minnesota	0.95%	668,124
Louisiana	0.92%	$649,846
Arizona	0.88%	624,630
Ohio	0.83%	587,640
Puerto Rico	0.80%	565,740
Alaska	0.72%	507,390
Illinois	0.65%	459,778
South Dakota	0.60%	426,027
Tennessee	0.59%	416,775
Iowa	0.44%	311,198
Virginia	0.41%	292,486
Wyoming	0.40%	279,485
Nebraska	0.37%	261,725
Oklahoma	0.37%	261,045
Vermont	0.36%	251,880
North Carolina	0.33%	230,652
North Dakota	0.15%	109,081
Virgin Islands	0.11%	75,011
Wisconsin	0.11%	80,214
Oregon	0.05%	37,529
Total Investments	100.00%	$70,611,691

17

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2020

				Expense Ratios(4)
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	(1.35)%	1.98%	3.65%	1.13%	0.92%
Class A Shares - no load	3.56%	2.98%	4.16%	1.13%	0.92%
Class C Shares - with load[1]	1.70%	2.05%	3.25%	1.98%	1.77%
Class C Shares - no load[1]	2.70%	2.05%	3.25%	1.98%	1.77%
Institutional Class Shares[2]	3.73%	3.14%	4.32%	0.98%	0.77%
Bloomberg Barclays Municipal Bond Index[3]	5.21%	3.91%	4.63%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2020. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90%, 1.75% and 0.75% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2021. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2020, can be found in the financial highlights.

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

19

SPIRIT OF AMERICA INCOME FUND MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2020 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2020 has come to an end, we could not be more proud and excited about the progress of this fund. Our goal is to continue seeking current income while investing in quality fixed income securities.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its third and final reading of the third quarter 2020 gross domestic product (GDP) to show an increase in the annual growth rate of a record 33.4%, fueled by more than $3 trillion in pandemic relief. That was revised slightly up from the 33.1% pace reported last month. Gross domestic product, the broadest measure of economic health, decreased by 31.4% for the second quarter 2020, the deepest since the government started keeping records in 1947. Consumer spending, which accounts for more than two-thirds of U.S. activity, steered the extensive recovery last quarter. Consumption appears to have since cooled, with retail sales declining in October and November as household incomes felt the pressure amid the government-funded weekly unemployment subsidy expiring. First-time applications for weekly unemployment benefits are at a three-month high. The GDP growth rate estimates for the fourth quarter hover around 5% due to labor market stress and depleted household income. Most economists expect modest growth or even a contraction in the first three months of 2021.

Nonfarm payrolls increased by just 245,000 in November. This number was well below Wall Street estimates as rising coronavirus cases coincided with a considerable slowdown in hiring. Economists had been looking for the nonfarm payrolls number to be 440,000 and the jobless rate to decrease to 6.7% from 6.9% in October. The unemployment rate met expectations, though it fell along with a drop in the labor force participation to 61.5%. A more encompassing measure of joblessness edged lower to 12% while the number of Americans outside the labor force remains just above 100 million. The November gain represented a noticeable slowdown from the 610,000 positions added in October. The economy has brought back 12.3 million of the 22 million jobs lost in the beginning of the crisis. However, there are still 10.7 million Americans considered unemployed, compared with 5.8 million in February. Professional and business services added 66,000 jobs while health care was able to add 46,000 jobs. The battered hospitality industry, which has taken the worst of the job losses during the pandemic, increased just 31,000, while retail lost 35,000 jobs, a potential troubling sign heading into the holiday season. Retail is down 550,000 employees from February, which was the month before the pandemic effects began to hit. Though the U.S. is coming off its fastest growth quarter ever, economists worry that the next quarter or two could see flat or even negative growth before rebounding strongly in the latter part of 2021.

As expected during its December meeting, the Federal Open Market Committee (FOMC), voted to hold their benchmark short-term borrowing rate in a range of 0% to 0.25% to support the wounded U.S. economy as it recovers from the deep impact of the Covid-19 lockdowns. After its two-day meeting, the FOMC committed to continue buying bonds until the economy reaches full employment and inflation stays at 2%. The Fed pledged it would continue to purchase at least $120 billion of bonds each month until substantial progress has been made to the Fed’s employment and price stability goals. Fed officials also raised their outlook on the economy since the last forecast in September. The median expectation for gross domestic product in 2020 is now a decline of 2.4%, compared with the negative 3.7% in September. The outlook for 2021 is now 4.2% compared with 4% previously and 3.2% in 2022 against 3%. The Fed still sees economic activity recovering but still below the pre-pandemic level. Overall, the committee expects the pandemic will “continue to weigh on economic activity, employment, and inflation in the near term, and poses considerable risks to the economic outlook over the medium term.”

Market Commentary

The U.S. markets finished one of the most volatile years in history with record closings for all the major indices. The S&P 500 finished the year, including dividends, with a total return over 18%. The NASDAQ, led by the technology sector, ended the year with a total return of 43.6% which was its best number since 2009. The Dow Jones Industrial Average concluded the year by posting a return of 7.2%. The Covid-19 virus sent shockwaves around the world and throughout the markets during the first quarter of 2020. Government lockdowns and businesses being forced to shut down in order to better deal with the virus led the S&P 500 to plunge 8.4% in February and 12.5% in March. Trading became extremely volatile as the S&P 500 rose or fell by at least 1% twice as many days during the year than it had, on average, since 1950. The markets were able to roar back thanks in large part to unprecedented help from the Federal Reserve and Congress as they pushed through multiple, massive stimulus bills. By August the S&P 500 index had recovered all of its early losses and climbed to new highs all the way till the end of 2020. With vaccine hopes along with more stimulus plans the S&P 500 set 33 record highs throughout the year, a truly incredible feat given the dire circumstances early on.

21

SPIRIT OF AMERICA INCOME FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Municipal bond issuance eclipsed a record $474 billion mark in 2020, beating 2017’s record $448 billion of issuance. After initially postponing issuances following the COVID-19 outbreak in March, municipal issuers came back in a big way to take advantage of low interest rates and strong investor demand. Taxable municipal bonds were mostly responsible for the issuance surge, with a large portion of them being refunding’s. While the total $144.3 billion of taxable municipal bonds issued is less than 2010’s $151.87 billion, it is the largest on record when 2010 is stripped of direct-pay Build America Bonds. For the year, volume jumped 11% to $474.05 from $426.35 billion in 2019.

The 30 Year US Treasury yield moved from a 2.33% on 1/2/20 to a 1.65% on 12/31/20. At the same time, the MMD Tax-Free 30 Year AAA yield began the year at a 2.07% on 1/2/20 and ended the year at a 1.39% on 12/31/20. After a tumultuous year, the municipal market ended 2020 with strength, stability, and better-than expected returns. From historically low yields, to a global pandemic, mixed with a controversial U.S. presidential election, the municipal market was peppered with much uncertainty and volatility that still resulted in one of the better-performing asset classes across fixed-income markets. Treasuries with two, five and seven year maturities all posted gains for the year and the Bloomberg Barclays U.S. Treasury index had a firmly positive year-to-date total return.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Income Fund (the “Fund”) is the second largest fund in the Spirit of America Family of Funds based on assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2020, the Fund had over 55% of its assets in taxable municipal bonds, more than 17% in preferred stock, over 8% in corporate bonds, and over 1% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results continue to validate that belief.

Return Summary

The Fund had a total return of 7.12% (no load, gross of fees) for fiscal year ended December 31, 2020. This compares to the 7.51% returned by its benchmark, the Bloomberg Barclays U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The Fund’s underperformance relative to its benchmark was principally due to a slight underperformance of 20-30 year municipal bonds versus comparable treasuries and government related securities, which are prevalent in the benchmark. The Fund does not rely on derivatives or leverage strategies. The value of the Fund and the securities may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Including the sales charge and expenses, as of December 31, 2020, the Fund’s Class A Shares one year return was 0.90%. The annualized five year return was 4.74% and annualized ten year return was 5.93%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk with a focus on quality.

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB  (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

23

SPIRIT OF AMERICA INCOME FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2020

Municipal Bonds	55.83%	$74,866,386
Preferred Stocks	17.69%	23,719,876
Common Stocks	15.41%	20,666,358
Corporate Bonds	8.67%	11,623,603
Money Market	2.30%	3,077,947
Collateralized Mortgage Obligations	0.10%	130,031
Total Investments	100.00%	$134,084,201

Average Annual Returns (Unaudited)

For the periods ended December 31, 2020

				Expense Ratios(4)
					With Applicable
	1 Year	5 Year	10 Year	Gross	Waivers
Class A Shares - with load	0.90%	4.74%	5.93%	1.14%	1.11%
Class A Shares - no load	5.95%	5.77%	6.45%	1.14%	1.11%
Class C Shares - with load[1]	4.18%	4.96%	5.65%	1.89%	1.86%
Class C Shares - no load[1]	5.18%	4.96%	5.65%	1.89%	1.86%
Institutional Class Shares[2]	6.15%	6.02%	6.71%	0.89%	0.86%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51%	4.44%	3.84%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2020. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10%, 1.85% and 0.85% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2021. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2020, can be found in the financial highlights.

24	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

25

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2020 Annual Report for The Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 8, 2013.

We hope you are as excited as we are to be a part of our fund. The Fund is a comprehensive portfolio of fixed income and equity securities. This fund gives our clients a solid base in high quality fixed income securities and at the same time a diverse portfolio of equity securities.

The Fund is designed to deliver attractive returns and achieve long term success for our investors. Our dedication to providing you with a fund that will merit your long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its third and final reading of the third quarter 2020 gross domestic product (GDP) to show an increase in the annual growth rate of a record 33.4%, fueled by more than $3 trillion in pandemic relief. That was revised slightly up from the 33.1% pace reported last month. Gross domestic product, the broadest measure of economic health, decreased by 31.4% for the second quarter 2020, the deepest since the government started keeping records in 1947. Consumer spending, which accounts for more than two-thirds of U.S. activity, steered the extensive recovery last quarter. Consumption appears to have since cooled, with retail sales declining in October and November as household incomes felt the pressure amid the government-funded weekly unemployment subsidy expiring. First-time applications for weekly unemployment benefits are at a three-month high. The GDP growth rate estimates for the fourth quarter hover around 5% due to labor market stress and depleted household income. Most economists expect modest growth or even a contraction in the first three months of 2021.

Nonfarm payrolls increased by just 245,000 in November. This number was well below Wall Street estimates as rising coronavirus cases coincided with a considerable slowdown in hiring. Economists had been looking for the nonfarm payrolls number to be 440,000 and the jobless rate to decrease to 6.7% from 6.9% in October. The unemployment rate met expectations, though it fell along with a drop in the labor force participation to 61.5%. A more encompassing measure of joblessness edged lower to 12% while the number of Americans outside the labor force remains just above 100 million. The November gain represented a noticeable slowdown from the 610,000 positions added in October. The economy has brought back 12.3 million of the 22 million jobs lost in the beginning of the crisis. However, there are still 10.7 million Americans considered unemployed, compared with 5.8 million in February. Professional and business services added 66,000 jobs while health care was able to add 46,000 jobs. The battered hospitality industry, which has taken the worst of the job losses during the pandemic, increased just 31,000, while retail lost 35,000 jobs, a potential troubling sign heading into the holiday season. Retail is down 550,000 employees from February, which was the month before the pandemic effects began to hit. Though the U.S. is coming off its fastest growth quarter ever, economists worry that the next quarter or two could see flat or even negative growth before rebounding strongly in the latter part of 2021.

As expected during its December meeting, the Federal Open Market Committee (FOMC), voted to hold their benchmark short-term borrowing rate in a range of 0% to 0.25% to support the wounded U.S. economy as it recovers from the deep impact of the Covid-19 lockdowns. After its two-day meeting, the FOMC committed to continue buying bonds until the economy reaches full employment and inflation stays at 2%. The Fed pledged it would continue to purchase at least $120 billion of bonds each month until substantial progress has been made to the Fed’s employment and price stability goals. Fed officials also raised their outlook on the economy since the last forecast in September. The median expectation for gross domestic product in 2020 is now a decline of 2.4%, compared with the negative 3.7% in September. The outlook for 2021 is now 4.2% compared with 4% previously and 3.2% in 2022 against 3%. The Fed still sees economic activity recovering but still below the pre-pandemic level. Overall, the committee expects the pandemic will “continue to weigh on economic activity, employment, and inflation in the near term, and poses considerable risks to the economic outlook over the medium term.”

Market Commentary

The U.S. markets finished one of the most volatile years in history with record closings for all the major indices. The S&P 500 finished the year, including dividends, with a total return over 18%. The NASDAQ, led by the technology sector, ended the year with a total return of 45.06% which was its best number since 2009. The Dow Jones Industrial Average concluded the year by posting a return of 7.2%. The Covid-19 virus sent shockwaves around the world and throughout the markets during the first quarter of 2020. Government lockdowns and businesses being forced to shut down in order to better deal with the virus led the S&P 500 to plunge 8.4% in February and 12.5% in March. Trading became extremely volatile as the S&P 500 rose or fell by at least 1% twice as many days during the year than it had, on average, since 1950. The markets were able to roar back thanks in large part to unprecedented help from the Federal Reserve and Congress as they pushed through multiple, massive stimulus bills. By August the S&P 500 index had recovered all of its early losses and climbed to new highs all the way till the end of 2020. With vaccine hopes along with more stimulus plans the S&P 500 set 33 record highs throughout the year, a truly incredible feat given the dire circumstances early on.

27

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Municipal bond issuance eclipsed a record $474 billion mark in 2020, beating 2017’s record $448 billion of issuance. After initially postponing issuances following the COVID-19 outbreak in March, municipal issuers came back in a big way to take advantage of low interest rates and strong investor demand. Taxable municipal bonds were mostly responsible for the issuance surge, with a large portion of them being refunding’s. While the total $144.3 billion of taxable municipal bonds issued is less than 2010’s $151.87 billion, it is the largest on record when 2010 is stripped of direct-pay Build America Bonds. For the year, volume jumped 11% to $474.05 from $426.35 billion in 2019.

The 30 Year US Treasury yield moved from a 2.33% on 1/2/20 to a 1.65% on 12/31/20. At the same time, the MMD Tax-Free 30 Year AAA yield began the year at a 2.07% on 1/2/20 and ended the year at a 1.39% on 12/31/20. After a tumultuous year, the municipal market ended 2020 with strength, stability, and better-than expected returns. From historically low yields amid a global pandemic and a controversial U.S. presidential election, the municipal market was punctuated with much uncertainty and volatility that still resulted in one of the better-performing asset classes across fixed-income markets. Treasuries with two, five and seven year maturities all posted gains for the year and the Bloomberg Barclays U.S. Treasury index had a firmly positive year-to-date total return.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Income and Opportunity Fund’s (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, and master limited partnerships (MLPs).

At the end of 2020, the Fund had more than 44% of its assets invested in taxable municipal bonds, over 11% in preferred stock, over 2% in master limited partnerships (MLPs), over 2% in corporate bonds, and over 34% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on years of experience being involved with the markets.

Return Summary

The Fund had a total one year return of 11.86% (no load, gross of fees) as of December 31, 2020. This compares to the 7.51% return of its benchmark, the Bloomberg Barclay U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, yields fell on both the long US Treasury Bond and the taxable municipal market over the year. Moreover, the stock market continued to climb throughout the year. The upward trajectory of the stock market in addition to the bond market yields contributed to the Fund’s outperformance of the benchmark which is solely a measure of the bond market.

The material factors that affected the Fund were market direction and security selection. The holdings of the Fund were chosen based on consideration of several factors including credit ratings, market capitalization, and securities that provide income. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2020, the Fund’s Class A Shares one year return was 5.22%. The Fund, which began operations in July 2013, had an annualized five year return of 6.00% and an annualized return since inception of 4.40% as December 31, 2020.

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2020

Municipal Bonds	44.63%	$11,209,926
Common Stocks	36.33%	9,124,387
Preferred Stocks	11.94%	2,999,570
U.S. Government & Agency Obligations	4.93%	1,238,753
Corporate Bonds	2.17%	544,140
Total Investments	100.00%	$25,116,776

Average Annual Returns (Unaudited)

For the periods ended December 31, 2020

				Expense Ratios(4)
			Since
			Inception		With Applicable
	1 Year	5 Year	(July 8, 2013)	Gross	Waivers
Class A Shares - with load	5.22%	6.00%	4.40%	1.43%	1.26%
Class A Shares - no load	10.46%	7.04%	5.09%	1.43%	1.26%
Class C Shares - with load[1]	8.62%	6.15%	4.24%	2.18%	2.01%
Class C Shares - no load[1]	9.62%	6.15%	4.24%	2.18%	2.01%
Institutional Class Shares[2]	10.79%	7.32%	5.36%	1.18%	1.01%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51%	4.44%	3.96%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[4]	Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2020. Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25%, 2.00% and 1.00% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2021. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser. Additional information pertaining to the Fund’s expense ratios as of December 31, 2020, can be found in the financial highlights.

29

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.60 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

31

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2020

	Shares	Market Value
Common Stocks 98.34%

Data Center REITs 23.97%
CoreSite Realty Corp.	28,675	$3,592,404
CyrusOne, Inc.	44,100	3,225,915
Digital Realty Trust, Inc.	37,181	5,187,121
Equinix, Inc.	5,425	3,874,427
QTS Realty Trust, Inc., Class A	64,250	3,975,790
		19,855,657
Energy 0.09%
Enterprise Products Partners LP	3,677	72,032

Gaming REITs 1.16%
Gaming and Leisure Properties, Inc.	1,035	43,898
MGM Growth Properties LLC, Class A	29,250	915,525
		959,423
Health Care REITs 3.29%
Global Medical REIT, Inc.	15,000	195,900
Healthcare Trust of America, Inc., Class A	7,500	206,550
Healthpeak Properties, Inc.	25,518	771,409
Medical Properties Trust, Inc.	1,500	32,685
Omega Healthcare Investors, Inc.	1,000	36,320
Physicians Realty Trust	2,500	44,500
Ventas, Inc.	6,050	296,692
Welltower, Inc.	17,675	1,142,159
		2,726,215
Hotel REITs 1.55%
Apple Hospitality REIT, Inc.	6,810	87,917
Host Hotels & Resorts, Inc.(a)	21,000	307,230
Pebblebrook Hotel Trust	24,581	462,123
Summit Hotel Properties, Inc.(a)	15,000	135,150
Sunstone Hotel Investors, Inc.(a)	25,700	291,181
		1,283,601
Industrial REITs 24.79%
Americold Realty Trust	49,550	1,849,702
Duke Realty Corp.	3,750	149,888
Innovative Industrial Properties, Inc.	24,250	4,440,902
Prologis, Inc.	98,570	9,823,486
STAG Industrial, Inc.	50,850	1,592,622
Terreno Realty Corp.	45,875	2,684,146
		20,540,746
Infrastructure REITs 2.62%
American Tower Corp., Class A	4,500	1,010,070
Crown Castle International Corp.	7,300	1,162,087
		2,172,157
Mortgage REITs 0.75%
Blackstone Mortgage Trust, Inc., Class A	9,200	253,276
Starwood Property Trust, Inc.	19,000	366,700
		619,976

See accompanying notes which are an integral part of these financial statements.

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Multi Asset Class REITs 2.13%
Lexington Realty Trust	2,700	$28,674
WP Carey, Inc.	24,600	1,736,268
		1,764,942
Office REITs 6.30%
Alexandria Real Estate Equities, Inc.	13,100	2,334,682
American Assets Trust, Inc.	3,400	98,192
Boston Properties, Inc.	8,665	819,103
City Office REIT, Inc.	72,808	711,334
Hudson Pacific Properties, Inc.	32,850	789,057
Kilroy Realty Corp.	8,115	465,801
		5,218,169
Residential REITs 20.63%
Apartment Income REIT Corp.(a)	26,902	1,033,306
AvalonBay Communities, Inc.	8,340	1,337,986
Camden Property Trust	13,350	1,333,932
Equity LifeStyle Properties, Inc.	39,600	2,509,056
Equity Residential	25,215	1,494,745
Essex Property Trust, Inc.	5,686	1,349,970
Invitation Homes, Inc.	19,500	579,150
Mid-America Apartment Communities, Inc.	15,172	1,922,141
Sun Communities, Inc.	26,850	4,079,858
UDR, Inc.	37,800	1,452,654
		17,092,798
Retail REITs 5.49%
Brixmor Property Group, Inc.	29,675	491,121
Federal Realty Investment Trust	8,075	687,344
Kimco Realty Corp.	28,069	421,316
National Retail Properties, Inc.	13,750	562,650
Realty Income Corp.	24,530	1,525,030
Regency Centers Corp.	10,700	487,813
Simon Property Group, Inc.	3,100	264,368
Spirit MTA REIT(b)	1,140	858
STORE Capital Corp.	2,000	67,960
VEREIT, Inc.	1,000	37,790
		4,546,250
Self-Storage REITs 4.06%
CubeSmart	16,750	562,967
Extra Space Storage, Inc.	11,095	1,285,467
Life Storage, Inc.	11,300	1,349,107
Public Storage	700	161,651
		3,359,192
Specialty REITs 1.49%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	19,517	1,237,963

Timber REITs 0.02%
Weyerhaeuser Co.	500	16,765

Total Common Stocks
(Cost $50,211,639)		81,465,886

See accompanying notes which are an integral part of these financial statements.

33

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Preferred Stocks 2.09%

Data Center REITs 0.26%
Digital Realty Trust, Inc., Series J, 5.25%	4,000	$104,720
QTS Realty Trust, Inc., 7.13%	4,000	110,720
		215,440
Electric Transmission & Distribution 0.06%
Entergy Louisiana LLC, 4.88%	2,000	53,760

Hotel REITs 0.51%
Ashford Hospitality Trust, Inc., Series F, 7.38%	6,000	78,960
Hersha Hospitality Trust, Series D, 6.50%	5,000	94,150
Hersha Hospitality Trust, Series E, 6.50%	5,000	94,425
Pebblebrook Hotel Trust, Series F, 6.30%	2,500	60,475
Sotherly Hotels, Inc., Series B, 8.00%	6,000	69,300
Sotherly Hotels, Inc., Series C, 7.88%	2,000	22,980
		420,290
Industrial REITs 0.12%
Monmouth Real Estate Investment Corp., Series C, 6.13%	4,000	100,400

Multi Asset Class REITs 0.08%
Vornado Realty Trust, Series M, 5.25%	2,500	65,900

P&C Insurance 0.13%
Arch Capital Group Ltd., Series E, 5.25%	2,000	51,920
Arch Capital Group Ltd., Series F, 5.45%	2,000	53,000
		104,920
Residential REITs 0.15%
American Homes 4 Rent, Series G, 5.88%	2,000	51,940
Bluerock Residential Growth REIT, Inc., Series A, 7.13%	3,000	76,890
		128,830
Retail REITs 0.54%
Federal Realty Investment Trust, Series C, 5.00%	6,500	168,155
National Retail Properties, Inc., Series F, 5.20%	11,000	283,690
		451,845
Self-Storage REITs 0.24%
Public Storage, Series K, 4.75%	2,000	56,680
Public Storage, Series M, 4.13%	1,167	31,661
Public Storage, Series N, 3.88%	4,000	103,280
		191,621
Total Preferred Stocks
(Cost $1,870,997)		1,733,006

See accompanying notes which are an integral part of these financial statements.

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Municipal Bonds 0.25%
Franklin County Convention Facilities Authority, Revenue Bonds, 6.54%, 12/1/2036	$140,000	$205,871

Total Municipal Bonds
(Cost $162,502)		205,871

Total Investments — 100.68%
(Cost $52,245,138)		83,404,763
Liabilities in Excess of Other Assets — (0.68)%		(559,352)
NET ASSETS — 100.00%		$82,845,411

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

See accompanying notes which are an integral part of these financial statements.

35

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2020

	Shares	Market Value
Common Stocks 99.03%

Communications 8.42%
Alphabet, Inc., Class A(a)	1,820	$3,189,805
AT&T, Inc.	14,400	414,144
Comcast Corp., Class A	29,500	1,545,800
Netflix, Inc.(a)	1,900	1,027,387
Verizon Communications, Inc.	28,540	1,676,725
Walt Disney Co. (The)	16,600	3,007,588
		10,861,449
Consumer Discretionary 6.50%
Amazon.com, Inc.(a)	645	2,100,720
D.R. Horton, Inc.	7,550	520,346
Home Depot, Inc. (The)	11,538	3,064,724
Lennar Corp., Class A	4,650	354,469
Lowe’s Cos., Inc.	1,000	160,510
Masco Corp.	11,500	631,695
McDonald’s Corp.	4,880	1,047,150
NIKE, Inc., Class B	1,300	183,911
Ross Stores, Inc.	2,000	245,620
TJX Cos., Inc. (The)	1,000	68,290
		8,377,435
Consumer Staples 8.23%
Altria Group, Inc.	10,750	440,750
Clorox Co. (The)	950	191,824
Coca-Cola Co. (The)	10,400	570,336
Colgate-Palmolive Co.	2,500	213,775
Conagra Brands, Inc.	7,100	257,446
Constellation Brands, Inc., Class A	150	32,857
Costco Wholesale Corp.	5,151	1,940,794
Kroger Co. (The)	9,000	285,840
Lamb Weston Holdings, Inc.	4,300	338,582
PepsiCo, Inc.	2,400	355,920
Philip Morris International, Inc.	7,350	608,507
Procter & Gamble Co. (The)	6,715	934,325
Target Corp.	13,580	2,397,277
Wal-Mart Stores, Inc.	14,234	2,051,831
		10,620,064
Energy 1.74%
Chevron Corp.	8,460	714,447
ConocoPhillips	9,300	371,907
Exxon Mobil Corp.	5,600	230,832
First Solar, Inc.(a)	1,000	98,920
Kinder Morgan, Inc.	7,750	105,943
TC Energy Corp.	1,000	40,720
Valero Energy Corp.	12,000	678,840
		2,241,609
Financials 7.46%
American Express Co.	11,200	1,354,192
Bank of America Corp.	29,600	897,176
Berkshire Hathaway, Inc., Class B(a)	720	166,946
Blackstone Group, Inc. (The), Class A	8,250	534,682

See accompanying notes which are an integral part of these financial statements.

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Financials (cont.)
Carlyle Group, Inc. (The)	6,050	$190,212
Citigroup, Inc.	16,700	1,029,722
CME Group, Inc.	1,404	255,598
Goldman Sachs Group, Inc. (The)	2,815	742,344
JPMorgan Chase & Co.	20,442	2,597,565
Signature Bank	6,054	819,046
SVB Financial Group(a)	2,673	1,036,670
		9,624,153
Health Care 12.74%
Abbott Laboratories	3,100	339,419
AbbVie, Inc.	23,257	2,491,988
Amgen, Inc.	3,850	885,192
Bristol-Myers Squibb Co.	17,250	1,070,017
Centene Corp.(a)	12,700	762,381
CVS Health Corp.	7,611	519,831
Edwards LifeSciences Corp.(a)	3,000	273,690
Gilead Sciences, Inc.	12,450	725,337
Humana, Inc.	2,800	1,148,756
Johnson & Johnson	4,597	723,476
McKesson Corp.	2,250	391,320
Medtronic PLC	7,469	874,919
Merck & Co., Inc.	18,200	1,488,760
Moderna, Inc.(a)	500	52,235
Pfizer, Inc.	9,150	336,811
Quest Diagnostics, Inc.	4,500	536,265
Thermo Fisher Scientific, Inc.	2,900	1,350,762
UnitedHealth Group, Inc.	4,050	1,420,254
Vertex Pharmaceuticals, Inc.(a)	4,300	1,016,262
Viatris, Inc.(a)	1,135	21,270
		16,428,945
Industrials 8.98%
3M Co.	1,290	225,479
Boeing Co. (The)	3,155	675,359
Caterpillar, Inc.	10,225	1,861,155
CSX Corp.	15,175	1,377,131
Cummins, Inc.	3,550	806,205
Deere & Co.	4,700	1,264,535
FedEx Corp.	6,600	1,713,492
Honeywell International, Inc.	8,300	1,765,410
Johnson Controls International PLC	8,253	384,507
Raytheon Technologies Corp.	2,100	150,171
Waste Connections, Inc.	13,175	1,351,360
		11,574,804
Materials 1.13%
CF Industries Holdings, Inc.	7,700	298,067
Corteva, Inc.	7,233	280,062
Dow, Inc.	6,083	337,607
DuPont de Nemours, Inc.	6,894	490,232
International Paper Co.	500	24,860
WestRock Co.	500	21,765
		1,452,593

See accompanying notes which are an integral part of these financial statements.

37

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Real Estate Investment Trusts (REITs) 4.95%
Alexandria Real Estate Equities, Inc.	2,200	$392,084
American Tower Corp., Class A	1,550	347,913
CoreSite Realty Corp.	550	68,904
Crown Castle International Corp.	3,350	533,287
CyrusOne, Inc.	12,150	888,773
Digital Realty Trust, Inc.	1,600	223,216
Equinix, Inc.	1,725	1,231,960
Prologis, Inc.	8,300	827,178
QTS Realty Trust, Inc., Class A	13,250	819,910
Realty Income Corp.	3,550	220,703
Sun Communities, Inc.	4,100	622,995
Terreno Realty Corp.	3,600	210,636
		6,387,559
Technology 36.49%
Accenture PLC, Class A	5,600	1,462,776
Adobe, Inc.(a)	3,150	1,575,378
Advanced Micro Devices, Inc.(a)	3,650	334,741
Apple, Inc.	69,932	9,279,277
Applied Materials, Inc.	17,970	1,550,811
Box, Inc., Class A(a)	7,200	129,960
Cisco Systems, Inc.	19,550	874,862
Cognizant Technology Solutions Corp., Class A	6,150	503,992
Corning, Inc.	14,000	504,000
Dell Technologies, Inc., Class C(a)	1,624	119,023
Fiserv, Inc.(a)	1,950	222,027
Garmin Ltd.	1,900	227,354
HP, Inc.	24,000	590,160
International Business Machines Corp.	2,868	361,024
MasterCard, Inc., Class A	6,500	2,320,110
Microchip Technology, Inc.	2,975	410,877
Microsoft Corp.	32,514	7,231,764
NetApp, Inc.	2,600	172,224
NortonLifeLock, Inc.	27,700	575,606
NVIDIA Corp.	9,923	5,181,791
Oracle Corp.	34,375	2,223,719
Paychex, Inc.	3,850	358,743
PayPal Holdings, Inc.(a)	1,000	234,200
QUALCOMM, Inc.	7,250	1,104,465
Texas Instruments, Inc.	15,025	2,466,053
Visa, Inc., Class A	17,550	3,838,712
Workday, Inc., Class A(a)	13,380	3,205,982
		47,059,631
Utilities 2.39%
AES Corp.	4,000	94,000
American Electric Power Co., Inc.	1,850	154,049
Brookfield Renewable Corp., Class A	563	32,777
Brookfield Renewable Partners, LP	2,250	97,088
Edison International	1,100	69,102
Eversource Energy	250	21,628
NextEra Energy, Inc.	24,000	1,851,600

See accompanying notes which are an integral part of these financial statements.

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Utilities (cont.)
WEC Energy Group, Inc.	8,200	$754,646
		3,074,890
Total Common Stocks
(Cost $64,346,111)		127,703,132

Preferred Stocks 1.48%

Communications 0.22%
Qwest Corp., 7.00%	2,500	63,425
Telephone & Data Systems, Inc., 7.00%	4,000	101,120
United States Cellular Corp., 7.25%	2,500	63,150
United States Cellular Corp., 7.25%	2,000	50,600
		278,295
Consumer Discretionary 0.08%
eBay, Inc., 6.00%	4,000	105,520

Financials 0.93%
Annaly Capital Management, Inc., Series F, 6.95%	2,000	50,500
Ares Management Corp., Series A, 7.00%	2,500	65,000
Athene Holding Ltd., Series C, 6.38%	2,000	55,880
Bank of America Corp., Series EE, 6.00%	2,500	63,350
Bank of America Corp., Series GG, 6.00%	4,000	111,160
Bank of America Corp., Series HH, 5.88%	2,000	55,100
Bank of America Corp., Series LL, 5.00%	2,000	54,560
Charles Schwab Corp. (The), Series C, 6.00%	2,000	50,860
Globe Life, Inc., 6.13%	5,000	135,750
Hancock Whitney Corp., 5.95%	2,500	63,200
JPMorgan Chase & Co., Series EE, 6.00%	2,000	56,960
KeyCorp, Series G, 5.63%	2,000	55,780
KKR & Company LP, Series B, 6.50%	2,000	54,020
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	105,070
Northern Trust Corp., Series E, 4.70%	1,360	37,781
Prospect Capital Corp., 6.25%	4,000	100,720
Prudential Financial, Inc., 4.13%	705	18,668
Prudential Financial, Inc., 5.63%	2,000	57,040
		1,191,399
Real Estate 0.25%
Digital Realty Trust, Inc., Series L, 5.20%	2,000	54,600
Public Storage, Series I, 4.88%	1,917	53,043
Public Storage, Series K, 4.75%	2,000	56,680
Public Storage, Series L, 4.63%	2,000	54,280
QTS Realty Trust, Inc., 7.13%	4,000	110,720
		329,323
Total Preferred Stocks
(Cost $1,856,484)		1,904,537

Total Investments — 100.51%
(Cost $66,202,595)		129,607,669
Liabilities in Excess of Other Assets — (0.51)%		(651,691)
NET ASSETS — 100.00%		$128,955,978

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Municipal Bonds 96.72%

Alaska 0.71%
Northern Tobacco Securitization Corp., Refunding Revenue Bonds, (OID), 5.00%, 6/1/2032	$500,000	$507,390

Arizona 0.88%
City of Phoenix, AZ, General Obligation Unlimited, Callable 7/1/2026 @ 100, 5.00%, 7/1/2027	500,000	624,630

California 4.44%
California Educational Facilities Authority, Callable 10/1/2021 @ 100, 6.13%, 10/1/2030	130,000	135,733
California State Public Works Board, Revenue Bonds, Callable 11/1/2026 @ 100, 5.00%, 11/1/2029	600,000	749,622
City of Los Angeles, CA Wastewater System Revenue, Refunding Revenue Bonds, (OID), Callable 6/1/2022 @ 100, 3.38%, 6/1/2029	100,000	103,930
Los Angeles CA Department of Water & Power, Revenue Bonds, Callable 1/1/2029 @ 100, 5.25%, 7/1/2049	200,000	259,308
Los Angeles Community College District, General Obligation Unlimited, Callable 8/1/2026 @ 100, 4.00%, 8/1/2038	500,000	581,850
Regents of the University of California Medical Center Pooled Revenue, Revenue Bond, Callable 5/15/2026 @ 100, 4.00%, 5/15/2037	145,000	166,174
San Francisco City & County Public Utilities Commission Water Revenue, Revenue Bonds, Callable 11/1/2030 @ 100, 5.00%, 11/1/2050	500,000	661,330
State of California, General Obligation Unlimited, Callable 8/1/2025 @ 100, 5.00%, 8/1/2029	250,000	301,163
State of California, General Obligation Unlimited, Callable 9/1/2026 @ 100, 4.00%, 9/1/2036	175,000	203,045
		3,162,155
Connecticut 9.77%
City of New Haven, CT, General Obligation Unlimited, Callable 8/15/2026 @ 100, 5.00%, 8/15/2036	230,000	271,297
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 11/15/2025 @ 100, 3.25%, 11/15/2036	250,000	267,020
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, (GO OF AUTH), Callable 5/15/2021 @ 100, 4.63%, 11/15/2041	215,000	217,113
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 5/15/2021 @ 100, 3.25%, 11/15/2027	150,000	151,209
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 5/15/2022 @ 100, 3.05%, 5/15/2031	195,000	199,165
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (GO OF AUTH), Callable 5/15/2021 @ 100, 3.35%, 5/15/2028	250,000	252,013
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (OID), Callable 11/15/2021 @ 100, 3.30%, 11/15/2037	250,000	253,145
Connecticut Housing Finance Authority, Revenue Bonds, Callable 5/15/2027 @ 100, 3.40%, 11/15/2037	25,000	27,270
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 5/15/2021 @ 100, 3.50%, 5/15/2031	250,000	252,145
Connecticut State Health & Educational Facility Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Callable 7/1/2021 @ 100, 5.00%, 7/1/2032	440,000	450,182
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 4.50%, 7/1/2038	500,000	516,520
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2042	500,000	520,555

See accompanying notes which are an integral part of these financial statements.

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 4.25%, 7/1/2031	$500,000	$515,850
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Callable 7/1/2022 @ 100, 4.00%, 7/1/2033	100,000	103,352
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 5.00%, 7/1/2034	250,000	294,412
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2024 @ 100, 5.00%, 7/1/2034	100,000	113,476
Connecticut State Health & Educational Facility Authority, Revenue Bonds, (AGM) (OID), Callable 7/1/2021 @ 100, 4.00%, 7/1/2037	250,000	252,463
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 10/1/2023 @ 100, 5.00%, 10/1/2030	250,000	279,295
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 3/8/2021 @ 100, 5.00%, 11/1/2022	100,000	100,344
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 5.00%, 1/1/2028	445,000	483,955
State of Connecticut, General Obligation Unlimited, 5.00%, 6/15/2024	250,000	289,815
State of Connecticut, General Obligation Unlimited, Callable 4/15/2027 @ 100, 5.00%, 4/15/2032	500,000	616,125
State of Connecticut, Public Improvements, General Obligation Unlimited, Callable 4/15/2022 @ 100, 4.00%, 4/15/2032	250,000	259,580
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 2/15/2024 @ 100, 5.00%, 2/15/2034	250,000	279,262
		6,965,563
District of Columbia 1.57%
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (Fannie Mae), 4.45%, 6/15/2031	320,000	341,187
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, (Fannie Mae), Callable 12/1/2021 @ 100, 4.90%, 6/1/2040	280,000	289,299
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2036	250,000	303,393
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2034	150,000	182,379
		1,116,258
Florida 8.00%
Central Florida Expressway Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 4.00%, 7/1/2035	150,000	170,805
City of Orlando, FL, Public Improvements, Revenue Bonds, Callable 10/1/2024 @ 100, 5.00%, 10/1/2046	1,000,000	1,152,890
Florida Gulf Coast University Financing Corp., University & College Improvements, Revenue Bonds, Callable 2/1/2021 @ 100, 5.00%, 2/1/2028	100,000	100,351
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 6.00%, 4/1/2026	130,000	131,806
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2021 @ 100, 5.50%, 10/1/2041	100,000	103,545
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2021 @ 100, 5.25%, 10/1/2033	100,000	103,506
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, Callable 10/1/2022 @ 100, 5.00%, 10/1/2030	500,000	530,725
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Callable 3/8/2021 @ 100, 5.00%, 10/1/2025	200,000	200,646

See accompanying notes which are an integral part of these financial statements.

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Florida (cont.)
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, 5.13%, 5/15/2037	$210,000	$210,258
Miami Dade County FL Transit System Sales Surtax Revenue, Revenue Bonds, Callable 7/1/2030 @ 100, 4.00%, 7/1/2050	500,000	592,920
Miami Dade County FL Water & Sewage System, Revenue Bonds, Callable 10/1/2029 @ 100, 4.00%, 10/1/2049	500,000	593,435
Miami Dade County FL Water & Sewage System, Revenue Bonds, 4.00%, 10/1/2044	150,000	179,524
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, (AMBAC), 5.25%, 4/1/2031	260,000	347,246
Palm Beach County School District, Refunding Bonds, Certificate of Participation, 5.00%, 8/1/2024	45,000	46,258
School Board of Miami-Dade County (The), Certificate of Participation, Callable 2/1/2026 @ 100, 4.00%, 2/1/2033	1,000,000	1,130,100
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2037	100,000	107,148
		5,701,163
Georgia 1.82%
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2029 @ 100, 3.00%, 11/1/2037	500,000	570,295
Atlanta GA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2027 @ 100, 5.00%, 11/1/2047	125,000	155,975
Fulton County Development Authority, Georgia Tech Athletic Association, Refunding Revenue Bonds, (OID), Callable 10/1/2022 @ 100, 4.25%, 10/1/2037	100,000	103,875
Fulton County Development Authority, Georgia Tech Athletic Association, Revenue Bonds, 5.00%, 10/1/2022	145,000	156,970
Fulton County Development Authority, Georgia Tech Athletic Association, Revenue Bonds, 5.00%, 10/1/2022	5,000	5,367
Fulton County Development Authority, University & College Improvements, Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 5.75%, 10/1/2041	250,000	253,355
Fulton County Development Authority, University & College Improvements, Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 5.75%, 10/1/2031	50,000	50,671
		1,296,508
Illinois 0.64%
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 8/15/2021 @ 100, 5.88%, 8/15/2034	100,000	102,831
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 6.00%, 6/1/2028	250,000	255,937
University of Illinois, University & College Improvements, Revenue Bonds, Callable 4/1/2021 @ 100, 5.50%, 4/1/2031	100,000	101,010
		459,778
Indiana 4.78%
Indiana Finance Authority Wastewater Utility Revenue, Revenue Bonds, Callable 10/1/2026 @ 100, 5.00%, 10/1/2046	600,000	715,542
Indiana Finance Authority Wastewater Utility Revenue, Revenue Bonds, Callable 10/1/2030 @ 100, 5.00%, 10/1/2050	500,000	644,405
Town of Munster, IN, Public Improvements, Tax Allocation Bonds, (OID), Callable 7/15/2021 @ 100, 5.13%, 1/15/2031	2,000,000	2,048,620
		3,408,567
Iowa 0.44%
State of Iowa, Revenue Bonds, Callable 6/1/2026 @ 100, 5.00%, 6/1/2027	250,000	311,198

See accompanying notes which are an integral part of these financial statements.

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Louisiana 0.91%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 4.00%, 2/1/2048	$500,000	$539,815
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 5.00%, 2/1/2035	100,000	110,031
		649,846
Maine 1.89%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 3.63%, 7/1/2041	500,000	525,675
Maine Health & Higher Educational Facilities Authority, Revenue Bonds,, Callable 7/1/2030 @ 100, 4.00%, 7/1/2045	385,000	448,463
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2024 @ 100, 3.75%, 11/15/2044	100,000	106,990
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.60%, 11/15/2036	100,000	103,146
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.45%, 11/15/2032	100,000	103,110
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2026	50,000	59,978
		1,347,362
Massachusetts 3.92%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, (OID), 5.20%, 1/1/2027	30,000	30,130
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, (OID), 5.25%, 1/1/2029	10,000	10,065
Massachusetts Housing Finance Agency, Callable 12/1/2027 @ 100, 3.25%, 12/1/2032	200,000	221,120
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2025 @ 100, 3.25%, 12/1/2036	575,000	611,374
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.75%, 12/1/2037	250,000	276,005
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.55%, 12/1/2037	235,000	254,094
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.25%, 12/1/2032	190,000	204,180
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 6/1/2026 @ 100, 3.15%, 12/1/2026	120,000	133,542
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 5.13%, 12/1/2039	65,000	65,076
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, 4.85%, 12/1/2029	60,000	60,065
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (FHA) (INS), Callable 2/25/2021 @ 100, 5.25%, 12/1/2035	175,000	176,239
Massachusetts School Building Authority, Revenue Bonds, Callable 2/15/2028 @ 100, 5.25%, 2/15/2048	500,000	630,615
Massachusetts School Building Authority, Revenue Bonds, Callable 8/15/2025 @ 100, 5.00%, 8/15/2026	100,000	121,520
		2,794,025
Michigan 2.98%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, 6.00%, 12/1/2035	500,000	500,305
Michigan State Building Authority, Refunding Revenue Bonds, (OID), Callable 10/15/2021 @ 100, 5.20%, 10/15/2031	750,000	779,670

See accompanying notes which are an integral part of these financial statements.

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Michigan (cont.)
Michigan State Building Authority, Refunding Revenue Bonds, (OID), Callable 10/15/2021 @ 100, 5.38%, 10/15/2036	$100,000	$104,092
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, (GO OF AUTH), Callable 4/1/2022 @ 100, 4.50%, 10/1/2036	710,000	738,755
		2,122,822
Minnesota 0.94%
Southern Minnesota Municipal Power Agency Power Supply System, Revenue Bonds, Callable 1/1/2026 @ 100, 5.00%, 1/1/2041	565,000	668,124

Missouri 1.16%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, (OID), 5.88%, 10/1/2036	180,000	180,202
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2045	500,000	540,265
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2022 @ 100, 3.75%, 11/15/2039	100,000	103,175
		823,642
Nebraska 0.37%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, 5.00%, 1/1/2025 prerefunded 1/1/2022 @ 100	155,000	162,378
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2022 @ 100, 5.00%, 1/1/2025	95,000	99,347
		261,725
Nevada 1.16%
Nevada System of Higher Education, Certification of Participation, Callable 7/1/2026 @ 100, 4.00%, 7/1/2027	700,000	827,701

New Jersey 5.62%
Borough of Seaside Heights, NJ, General Obligation Unlimited, Callable 4/1/2025 @ 100, 4.00%, 4/1/2026	125,000	140,991
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/1/2025	150,000	185,782
New Jersey Economic Development Authority, Refunding Revenue Bonds, (State Appropriation) (OID), Callable 3/1/2021 @ 100, 5.25%, 9/1/2026	420,000	423,108
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 3/1/2023 @ 100, 5.00%, 3/1/2031	300,000	320,871
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 6/15/2023 @ 100, 5.00%, 6/15/2030	250,000	279,183
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 5.00%, 7/1/2027	15,000	15,045
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 6.00%, 7/1/2037	200,000	205,746
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, 5.00%, 12/1/2036	65,000	65,042
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.90%, 11/1/2050	175,000	186,788
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.50%, 11/1/2036	500,000	533,840
New Jersey St Transportation Trust Fund Authority, Revenue Bonds, 5.00%, 6/15/2021	150,000	153,060

See accompanying notes which are an integral part of these financial statements.

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
New Jersey (cont.)
New Jersey St Transportation Trust Fund Authority, Revenue Bonds, Callable 12/15/2030 @ 100, 4.00%, 6/15/2045	$100,000	$111,925
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, (State Appropriation), Callable 6/15/2021 @ 100, 5.00%, 6/15/2022	150,000	153,204
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, (State Appropriation) (OID), Callable 6/15/2021 @ 100, 5.25%, 6/15/2031	220,000	224,352
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, 5.00%, 1/1/2031	200,000	214,452
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 6/1/2025 @ 100, 4.00%, 6/1/2034	250,000	276,612
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2030	250,000	257,345
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2029	250,000	257,845
		4,005,191
New Mexico 1.07%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, (OID), Callable 8/1/2022 @ 100, 4.00%, 8/1/2042	500,000	530,300
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.55%, 9/1/2032	130,000	132,730
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.25%, 9/1/2027	100,000	102,597
		765,627
New York 19.87%
City of New York NY, General Obligation Unlimited, Callable 10/1/2029 @ 100, 5.00%, 10/1/2039	145,000	186,293
City of New York NY, General Obligation Unlimited, Callable 3/1/2030 @ 100, 5.00%, 3/1/2043	150,000	192,198
City of New York NY, General Obligation Unlimited, Callable 4/1/2028 @ 100, 5.00%, 4/1/2043	195,000	240,063
City of New York NY, General Obligation Unlimited, Callable 4/1/2028 @ 100, 5.00%, 4/1/2040	305,000	378,322
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Callable 2/15/2021 @ 100, 5.75%, 2/15/2047	95,000	95,562
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, 5.25%, 2/15/2047	10,000	10,057
Hudson Yards Infrastructure Corp., Revenue Bonds, Callable 2/15/2021 @ 100, 5.25%, 2/15/2047	190,000	190,984
Hudson Yards Infrastructure Corp., Revenue Bonds, Series A, Callable 2/15/2027 @ 100, 4.00%, 2/15/2044	575,000	648,123
Metropolitan Transportation Authority, Refunding Revenue Bonds, 5.25%, 11/15/2028	50,000	57,278
Metropolitan Transportation Authority, Refunding Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	309,600
Metropolitan Transportation Authority, Revenue Bonds, 5.00%, 11/15/2028	250,000	301,855
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2035	250,000	311,455
Metropolitan Transportation Authority, Revenue Bonds, (OID), 4.75%, 11/15/2036	110,000	112,140
Metropolitan Transportation Authority, Revenue Bonds, (OID), 4.75%, 11/15/2036	140,000	145,601
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, 5.00%, 11/15/2028	250,000	301,233
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 5/15/2023 @ 100, 5.00%, 11/15/2033	100,000	106,259

See accompanying notes which are an integral part of these financial statements.

45

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
New York (cont.)
Monroe County Industrial Development Corp., Hospital Improvements, Revenue Bonds, (INS), Callable 2/15/2021 @ 100, 5.75%, 8/15/2035	$250,000	$251,553
New York City Housing Development Corp., Revenue Bonds, Callable 5/1/2025 @ 100, 3.10%, 11/1/2032	250,000	265,382
New York City Housing Development Corp., Revenue Bonds, Callable 11/1/2025 @ 100, 3.60%, 11/1/2031	250,000	274,230
New York City Housing Development Corp., Revenue Bonds, Callable 2/1/2026 @ 100, 3.50%, 11/1/2032	150,000	163,678
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (OID), Callable 3/8/2021 @ 100, 6.50%, 1/1/2046	650,000	652,847
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Revenue Bonds, Callable 12/15/2030 @ 100, 4.00%, 6/15/2050	250,000	299,515
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Revenue Bonds, Callable 12/15/2021 @ 100, 5.00%, 6/15/2045	215,000	224,208
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, (State Aid Withholding), Callable 1/15/2025 @ 100, 5.00%, 7/15/2027	250,000	294,577
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, 5.00%, 7/15/2031	250,000	302,292
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Callable 5/1/2027 @ 100, 4.00%, 5/1/2044	300,000	340,959
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2026 @ 100, 4.00%, 8/1/2035	100,000	115,093
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2024	100,000	116,859
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2021	100,000	102,808
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2025 @ 100, 5.00%, 8/1/2027	25,000	30,016
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2023	100,000	112,279
New York City Water & Sewer System, Revenue Bonds, 5.00%, 6/15/2045	35,000	36,598
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2027 @ 100, 5.00%, 6/15/2032	100,000	127,279
New York State Dormitory Authority, Refunding Revenue Bonds, (State Aid Withholding), Callable 10/1/2022 @ 100, 3.25%, 4/1/2031	280,000	288,812
New York State Dormitory Authority, Revenue Bonds, 5.00%, 8/15/2021	100,000	102,761
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	5,000	5,011
New York State Dormitory Authority, Revenue Bonds, Callable 2/15/2030 @ 100, 5.00%, 2/15/2048	500,000	635,315
New York State Dormitory Authority, Revenue Bonds, Callable 3/15/2028 @ 100, 5.00%, 3/15/2043	250,000	310,340
New York State Dormitory Authority, Revenue Bonds, 5.00%, 5/15/2022	165,000	175,854
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2037	385,000	442,762
New York State Dormitory Authority, Revenue Bonds, Callable 2/15/2030 @ 100, 4.00%, 2/15/2047	500,000	583,685
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, (OID), 5.25%, 7/1/2031	40,000	40,988
New York State Thruway Authority, Revenue Bonds, Callable 1/1/2026 @ 100, 4.00%, 1/1/2037	100,000	112,039
New York, NY, General Obligation Unlimited, Callable 8/1/2029 @ 100, 4.00%, 8/1/2044	250,000	290,862
New York, NY, General Obligation Unlimited, Callable 8/1/2029 @ 100, 5.00%, 8/1/2043	500,000	631,760

See accompanying notes which are an integral part of these financial statements.

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
New York (cont.)
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	$250,000	$311,288
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2030	250,000	318,685
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Callable 10/1/2021 @ 100, 3.75%, 10/1/2032	1,000,000	1,015,990
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2030 @ 100, 5.00%, 11/15/2049	500,000	646,425
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2040	310,000	367,304
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2023	100,000	113,480
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2035	250,000	299,493
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2021	50,000	52,023
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2027	100,000	123,099
		14,165,172
North Carolina 0.32%
University of North Carolina at Charlotte (The), Revenue Bonds, Callable 10/1/2027 @ 100, 4.00%, 10/1/2037	100,000	115,865
University of North Carolina at Charlotte (The), University & College Improvements, Revenue Bonds, Callable 4/1/2025 @ 100, 5.00%, 4/1/2040	100,000	114,787
		230,652
North Dakota 0.15%
City of Bismarck, ND, Sanitary Sewer Revenue, Revenue Bonds, Callable 5/1/2025 @ 100, 3.00%, 5/1/2029	100,000	109,081

Ohio 0.82%
Hamilton County OH Hospital Facilities Revenue, Refunding Revenue Bonds, Callable 8/15/2030 @ 100, 4.00%, 8/15/2050	500,000	587,640

Oklahoma 0.37%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 4.00%, 1/1/2047	250,000	261,045

Oregon 0.05%
Oregon Health & Science University, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2032	35,000	37,529

Pennsylvania 6.12%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/1/2023 @ 100, 5.25%, 12/1/2044	500,000	562,105
Chester County Health and Education, Revenue Bonds, Callable 9/1/2030 @ 100, 4.00%, 9/1/2050	500,000	589,890
Lehigh County PA General Purpose Authority Hospital Revenue, Revenue Bonds, Callable 7/1/2029 @ 100, 4.00%, 7/1/2049	500,000	576,210
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2037	100,000	102,194
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2042	100,000	101,841

See accompanying notes which are an integral part of these financial statements.

47

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Pennsylvania (cont.)
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds (OID), Callable 11/1/2022 @ 100, 4.00%, 5/1/2032	$100,000	$100,310
Pennsylvania Housing Finance Agency, Revenue Bonds, Callable 4/1/2027 @ 100, 3.65%, 10/1/2042	100,000	106,851
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2034	190,000	231,813
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2035	125,000	152,225
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2036	100,000	121,499
Pennsylvania Turnpike Commission, Revenue Bonds, Callable 12/1/2025 @ 100, 5.00%, 12/1/2045	500,000	576,795
Pennsylvania Turnpike Commission, Revenue Bonds, 5.25%, 7/15/2028	150,000	202,509
Philadelphia PA Water & Wastewater Revenue, Revenue Bonds, Callable 11/1/2030 @ 100, 5.00%, 11/1/2045	500,000	654,555
West View Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2043	250,000	286,418
		4,365,215
Puerto Rico 0.79%
Commonwealth of Puerto Rico, General Obligation Unlimited, (AGM) (OID), Callable 7/1/2021 @ 100, 5.25%, 7/1/2026	100,000	101,921
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited (AGM), 5.00%, 7/1/2031	200,000	200,382
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, 5.00%, 7/1/2022	250,000	263,437
		565,740
Rhode Island 0.96%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 3.45%, 4/1/2026	500,000	503,120
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 4.10%, 10/1/2037	45,000	45,341
Rhode Island Housing & Mortgage Finance Corp., State Single-Family Housing, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae), Callable 4/1/2022 @ 100, 3.45%, 4/1/2035	130,000	132,827
		681,288
South Dakota 0.60%
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 2.45%, 5/1/2027	250,000	266,457
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 3.13%, 11/1/2036	150,000	159,570
		426,027
Tennessee 0.58%
City of Memphis, TN, General Obligation Unlimited, Callable 4/1/2024 @ 100, 5.00%, 4/1/2044	100,000	112,093
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Callable 3/8/2021 @ 100, 5.00%, 7/1/2026	200,000	200,610
Tennessee Housing Development Agency, Revenue Bonds, Callable 1/1/2027 @ 100, 3.40%, 7/1/2037	95,000	104,072
		416,775
Texas 8.85%
Austin TX Electric Utility System Revenue, Revenue Bonds Series B, Callable 11/15/2029 @ 100, 5.00%, 11/15/2049	500,000	645,990

See accompanying notes which are an integral part of these financial statements.

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Texas (cont.)
City of Houston, TX, Refunding Revenue Bonds, Callable 3/1/2029 @ 100, 4.00%, 3/1/2049	$500,000	$578,995
City of Houston, TX, Refunding Revenue Bonds, Callable 9/1/2021 @ 100, 5.25%, 9/1/2029	500,000	510,190
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 8/1/2026 @ 100, 5.00%, 2/1/2032	250,000	309,012
Clifton Higher Education Finance Corporation, School Improvements, Refunding Revenue Bonds, 4.00%, 8/15/2044	500,000	540,540
Comal Independent School District, School Improvements, General Obligation Unlimited, Callable 2/1/2026 @ 100, 4.00%, 2/1/2034	250,000	290,940
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 3/1/2022 @ 100, 4.00%, 3/1/2046	250,000	256,970
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 11/15/2030	130,000	145,777
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, (OID), Callable 9/15/2022 @ 100, 4.00%, 9/15/2042	250,000	258,837
San Antonio Water System, Refunding Revenue Bonds, Callable 11/15/2029 @ 100, 5.00%, 5/15/2034	190,000	254,040
San Antonio Water System, Revenue Bonds Series A, Callable 5/15/2030 @ 100, 5.00%, 5/15/2050	205,000	264,903
Texas Public Finance Authority, Revenue Bonds, Callable 12/1/2026 @ 100, 4.00%, 12/1/2031	200,000	225,576
Texas Water Development Board, Revenue Bonds, Callable 10/15/2029 @ 100, 4.00%, 10/15/2037	500,000	617,900
Texas Water Development Board, Revenue Bonds, Callable 10/15/2030 @ 100, 4.00%, 4/15/2051	500,000	607,320
Texas Water Development Board, Revenue Bonds, Callable 10/15/2028 @ 100, 5.00%, 4/15/2049	450,000	575,775
White Oak, TX, Independent School District, General Obligation Unlimited, Callable 2/15/2027 @ 100, 4.00%, 2/15/2029	190,000	226,387
		6,309,152
Utah 1.33%
University of Utah (The), University & College Improvements, Revenue Bonds, 5.00%, 8/1/2043	250,000	280,977
Utah County Utah Hospital Revenue IHC Health Services, Revenue Bonds, Callable 5/15/2030 @ 100, 5.00%, 5/15/2050	500,000	646,610
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Callable 2/25/2021 @ 100, 5.75%, 1/1/2033	10,000	10,022
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Callable 2/25/2021 @ 100, 5.25%, 1/1/2025	10,000	10,019
		947,628
Vermont 0.35%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 8/15/2022 @ 100, 3.75%, 8/15/2037	245,000	251,880

Virgin Islands 0.11%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, 5.00%, 10/1/2025	75,000	75,011

Virginia 0.41%
Virginia State Resource Authority Infrastructure, Revenue Bonds,, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	75,000	86,418
Virginia State Resource Authority Infrastructure, Revenue Bonds, Prerefunded, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	175,000	206,068
		292,486

See accompanying notes which are an integral part of these financial statements.

49

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Washington 1.47%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Callable 6/1/2023 @ 100, 5.00%, 5/1/2043	$1,000,000	$1,047,770

Wisconsin 0.11%
Wisconsin Housing & Economic Development Authority, State Multi- Family Housing, Revenue Bonds, (OID), 5.63%, 11/1/2035	80,000	80,214

Wyoming 0.39%
Wyoming Community Development Authority, State Single-Family Housing, Revenue Bonds, Callable 3/1/2021 @ 100, 3.70%, 6/1/2039	265,000	279,485

Total Municipal Bonds
(Cost $65,586,973)		68,949,065

	Shares
Money Market Funds 2.33%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.03%(a)	1,662,626	1,662,626

Total Money Market Funds
(Cost $1,662,626)		1,662,626

Total Investments — 99.05%
(Cost $67,249,599)		70,611,691
Other Assets in Excess of Liabilities — 0.95%		678,414
NET ASSETS — 100.00%		$71,290,105

(a)	Rate disclosed is the seven day effective yield as of December 31, 2020.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FHA — Insured by Federal Housing Administration

GO — General Obligation

GTD — Guaranteed

INS — Insured

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2020

	Shares	Market Value
Common Stocks 15.23%

Communications 1.25%
AT&T, Inc.	18,000	$517,680
Verizon Communications, Inc.	20,000	1,175,000
		1,692,680
Consumer Staples 0.61%
Philip Morris International, Inc.	10,000	827,900

Energy 5.50%
Chevron Corp.	14,000	1,182,300
Enbridge, Inc.	29,763	952,118
Energy Transfer LP	39,571	244,549
Enterprise Products Partners LP	24,400	477,996
Kinder Morgan, Inc.	40,000	546,800
Magellan Midstream Partners LP	8,700	369,228
MPLX LP	24,269	525,424
Phillips 66	11,500	804,310
Plains All American Pipeline LP	3,200	26,368
TC Energy Corp.	15,500	631,160
TC PipeLines LP	7,195	211,892
Valero Energy Corp.	11,500	650,555
Williams Cos, Inc. (The)	42,500	852,125
		7,474,825
Financials 1.57%
Blackstone Group, Inc. (The), Class A	4,600	298,126
Blackstone Mortgage Trust, Inc., Class A	11,565	318,384
Citigroup, Inc.	20,500	1,264,030
JPMorgan Chase & Co.	2,000	254,140
		2,134,680
Health Care 1.92%
AbbVie, Inc.	17,000	1,821,550
Gilead Sciences, Inc.	3,000	174,780
Merck & Co., Inc.	5,000	409,000
Pfizer, Inc.	5,000	184,050
Viatris, Inc.(a)	620	11,619
		2,600,999
Real Estate 2.02%
City Office REIT, Inc.	10,000	97,700
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	37,792	2,397,147
Medical Properties Trust, Inc.	2,000	43,580
Physicians Realty Trust	2,000	35,600
Spirit MTA REIT(b)	2,000	1,506
Spirit Realty Capital, Inc.	4,000	160,680
		2,736,213
Utilities 2.36%
Brookfield Renewable Corp., Class A	1,875	109,256
Brookfield Renewable Partners, LP	7,500	323,625
Dominion Energy, Inc.	16,500	1,240,800
Duke Energy Corp.	10,500	961,380

See accompanying notes which are an integral part of these financial statements.

51

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Utilities (cont.)
PPL Corp.	20,000	$564,000
		3,199,061
Total Common Stocks
(Cost $20,927,810)		20,666,358

Preferred Stocks 17.49%

Financials 9.82%
Affiliated Managers Group, Inc., 4.75%	10,000	263,700
Allstate Corporation (The), Series I, 4.75%	20,000	551,600
American Financial Group, Inc., 5.13%	15,000	416,100
American Financial Group, Inc., 5.63%	20,000	575,200
Arch Capital Group Ltd., 5.25%	20,000	519,200
Athene Holding Ltd., Series C, 6.38%	10,000	279,400
Athene Holding Ltd., Series D, 4.88%	20,000	504,800
Bank of America Corp., Series HH, 5.88%	8,000	220,400
Bank of America Corp., Series LL, 5.00%	20,000	545,600
Bank of America Corp., Series NN, 4.38%	10,000	265,500
Brighthouse Financial, Inc., Series, C, 5.38%	20,000	538,400
Capital One Financial Corp., Series K, 4.63%	12,334	318,341
CNO Financial Group, Inc., 5.13%	2,000	52,540
First Republic Bank, Series J, 4.70%	20,000	529,800
First Republic Bank, Series K, 4.13%	3,667	96,955
Fulton Financial Corp., Series, A, 5.13%	6,000	156,360
Globe Life, Inc., 6.13%	10,000	271,500
Hancock Whitney Corp., 5.95%	3,700	93,536
JPMorgan Chase & Co., Series EE, 6.00%	20,000	569,600
JPMorgan Chase & Co., Series GG, 4.75%	20,000	554,200
KeyCorp, Series G, 5.63%	15,000	418,350
KKR & Company LP, Series B, 6.50%	10,000	270,100
MetLife, Inc., Series F, 4.75%	25,000	680,000
Northern Trust Corp., Series E, 4.70%	18,640	517,819
Prudential Financial, Inc., 4.13%	3,530	93,474
Prudential Financial, Inc., 5.63%	10,000	285,200
Selective Insurance Group, Inc., Series B, 4.60%	1,000	25,840
State Street Corporation, 5.35%	1,000	28,960
Truist Financial Corp., Series R, 4.75%	16,334	451,962
U.S. Bancorp, Series F, 6.50%	7,300	194,618
U.S. Bancorp, Series L, 3.75%	20,000	504,600
W.R. Berkley Corporation, 5.10%	20,000	538,600
Wells Fargo & Co., Series AA, 4.70%	20,000	527,600
Wells Fargo & Co., Series Z, 4.75%	20,000	528,400
Wells Fargo & Company, 5.20%	15,850	414,953
Wells Fargo & Company, 5.70%	20,000	512,000
		13,315,208
Real Estate 3.71%
Brookfield Property Partners LP, Series A, 5.75%	7,500	160,500
Diversified Healthcare Trust, 5.63%	26,660	628,643
Federal Realty Investment Trust, 5.00%	7,500	194,025
National Retail Properties, Inc., 5.20%	25,000	644,750
PS Business Parks, Inc., 5.20%	10,000	262,400
PS Business Parks, Inc., 5.20%	4,000	104,400

See accompanying notes which are an integral part of these financial statements.

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Real Estate (cont.)
PS Business Parks, Inc., 5.25%	10,000	$261,200
Public Storage, 4.90%	20,000	523,200
Public Storage, 4.95%	20,000	521,000
Public Storage, 5.13%	10,000	260,400
Public Storage, Series I, 4.88%	9,583	265,162
Public Storage, Series L, 4.63%	10,000	271,400
Public Storage, Series M, 4.13%	3,889	105,508
Public Storage, Series N, 3.88%	20,000	516,400
Vornado Realty Trust, 5.40%	12,298	309,664
		5,028,652
Technology 0.09%
Pitney Bowes, Inc., 6.70%	5,700	122,550

Utilities 3.87%
Brookfield Infrastructure Partners LP, 5.13%	20,000	533,200
DTE Energy Co., Series G, 4.38%	20,000	542,800
DTE Energy Company, 5.38%	10,000	258,600
DTE Energy Company, 6.00%	20,000	536,200
Duke Energy Corp., 5.13%	9,030	242,546
Entergy Arkansas, Inc., 4.88%	20,000	526,600
Entergy Louisiana LLC, 4.88%	10,000	268,800
Entergy Mississippi, Inc., 4.90%	30,000	807,600
NextEra Energy Capital Holdings, Inc., 5.25%	10,000	263,000
Southern Co., 4.95%	21,000	575,400
Southern Co., 5.25%	20,000	537,200
Southern Co., Series C, 4.20%	6,000	161,520
		5,253,466
Total Preferred Stocks
(Cost $22,256,795)		23,719,876

	Principal
	Amount
Collateralized Mortgage Obligations 0.10%
CHL Mortgage Pass-Through Trust, 2005-21, A27, 5.50%, 10/25/2035	$27,805	23,758
CHL Mortgage Pass-Through Trust, 2005-21, A7, 5.50%, 10/25/2035	30,060	25,685
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 2/25/2035	78,631	80,588

Total Collateralized Mortgage Obligations
(Cost $97,663)		130,031

Corporate Bonds 8.57%
Bank of New York Mellon Corp. (The), 4.63%, 12/20/2049	500,000	531,250
Bank of New York Mellon Corp. (The), 3.70%, 3/20/2169	100,000	103,840
Dow Chemical Company (The), 3.05%, 2/15/2022	1,000,000	1,000,226
Entergy Texas, Inc., 5.15%, 6/1/2045	100,000	107,873
Exelon Generation Company LLC, 5.60%, 6/15/2042(b)(c)	400,000	410,353
Fifth Third Bancorp, 8.25%, 3/1/2038	250,000	423,737
General Electric Company, 5.00%, 12/29/2049	765,000	712,598
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/2037	850,000	1,302,125
Goldman Sachs Group, Inc. (The), 6.45%, 5/1/2036	500,000	732,946

See accompanying notes which are an integral part of these financial statements.

53

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Corporate Bonds (cont.)
Hospitality Properties Trust, 4.50%, 3/15/2025	$500,000	$493,438
Kinder Morgan Energy Partners LP, 6.50%, 2/1/2037	250,000	325,154
MetLife, Inc., 9.25%, 4/8/2038(b)	1,500,000	2,289,005
MetLife, Inc., 10.75%, 8/1/2039	1,000,000	1,716,292
PECO Energy Capital Trust IV, 5.75%, 6/15/2033	1,000,000	1,158,115
Valero Energy Corporation, 8.75%, 6/15/2030	224,000	316,651

Total Corporate Bonds
(Cost $9,862,604)		11,623,603

Municipal Bonds 55.19%

Alabama 1.99%
Health Care Authority for Baptist Health (The), Refunding Revenue Bonds, 5.50%, 11/15/2043	2,000,000	2,695,180

Arizona 0.41%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 9/1/2027	225,000	293,198
Phoenix Arizona Civic Improvement Corp. Excise Tax Revenue, Revenue Bonds, Callable 7/1/2030 @ 100, 2.70%, 7/1/2045	250,000	251,037
		544,235
California 4.55%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 2/1/2026	465,000	553,424
California State University, Revenue Bonds Series B, Callable 5/1/2030 @ 100, 3.07%, 11/1/2042	50,000	51,862
City & County of San Francisco, CA, General Obligation Unlimited, 6.26%, 6/15/2030	450,000	633,771
County of San Bernardino, CA, Refunding Revenue Bonds, 6.02%, 8/1/2023	120,000	130,144
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 8/1/2025	500,000	635,880
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 8/1/2031	310,000	435,345
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 2/1/2023	1,000,000	1,142,040
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 2/1/2026	500,000	648,090
University of California Revenues, Revenue Bonds, Callable 5/15/2030 @ 100, 6.30%, 5/15/2050	510,000	667,748
University of California Revenues, Revenue Bonds, 4.13%, 5/15/2045	530,000	642,482
University of California, University & College Improvements, Refunding Revenue Bonds, 3.66%, 5/15/2027	250,000	288,388
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, 6.25%, 8/1/2030	250,000	343,547
		6,172,721
Colorado 0.60%
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program), 6.75%, 5/15/2042	500,000	807,765

Connecticut 0.80%
State of Connecticut, General Obligation Unlimited, 5.85%, 3/15/2032	780,000	1,090,978

See accompanying notes which are an integral part of these financial statements.

54	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Florida 3.61%
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificate of Participation, 7.17%, 6/1/2026	$1,250,000	$1,423,000
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/1/2040	300,000	428,691
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, 5.53%, 7/1/2032	500,000	613,470
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 4/1/2040	1,000,000	1,621,850
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, (AGM), 7.08%, 10/1/2029	250,000	343,943
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, 7.50%, 11/1/2035	250,000	251,080
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/1/2030	150,000	205,146
		4,887,180
Georgia 4.72%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 1/1/2026 @ 100, 4.50%, 1/1/2047	600,000	679,320
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 4/1/2057	2,463,000	3,565,217
State of Georgia, Public Improvements, General Obligation Unlimited, Callable 2/1/2024 @ 100, 3.84%, 2/1/2032	2,000,000	2,157,840
		6,402,377
Hawaii 0.42%
State of Hawaii, General Obligation Unlimited, Callable 10/1/2025 @ 100, 4.05%, 10/1/2032	495,000	565,696

Idaho 0.31%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, (OID), Callable 9/1/2022 @ 100, 5.25%, 9/1/2024	400,000	423,512

Illinois 1.73%
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, (AGM) (OID), Callable 1/15/2021 @ 100, 6.00%, 1/15/2028	150,000	150,235
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/1/2040	250,000	359,947
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/1/2028	1,500,000	1,837,365
		2,347,547
Indiana 1.57%
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, Callable 7/5/2023 @ 100, 3.95%, 7/5/2029	1,000,000	1,066,810
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, (OID), Callable 7/5/2023 @ 100, 3.75%, 7/5/2028	1,000,000	1,064,720
		2,131,530
Kansas 0.25%
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited, Callable 9/1/2030 @ 100, 3.17%, 9/1/2046	330,000	344,329

Kentucky 0.34%
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, 5.37%, 11/1/2025	400,000	457,252

See accompanying notes which are an integral part of these financial statements.

55

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Louisiana 0.25%
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, 7.20%, 2/1/2042	$340,000	$341,370

Massachusetts 0.79%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 1/1/2028	160,000	185,923
Commonwealth of Massachusetts, 2.51%, 7/1/2041	500,000	523,710
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/1/2035	250,000	342,162
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, 6.57%, 5/1/2039	15,000	15,054
		1,066,849
Michigan 1.16%
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 5/1/2021 @ 100, 6.20%, 5/1/2024	200,000	203,348
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/1/2025 @ 100, 4.13%, 11/1/2030	250,000	291,460
Michigan Finance Authority, Revenue Bonds, Callable 9/1/2025 @ 100, 3.90%, 9/1/2030	250,000	275,853
Michigan Finance Authority, School Improvements, Revenue Bonds, 6.38%, 11/1/2025	500,000	501,460
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 5/1/2021 @ 100, 6.20%, 5/1/2022	160,000	162,810
Onsted Community Schools, School Improvements, General Obligation Unlimited, 5.90%, 5/1/2027	150,000	150,495
St Johns Public Schools, General Obligation Unlimited, 6.65%, 5/1/2040	5,000	5,017
		1,590,443
Mississippi 0.75%
East Baton Rouge Parish, LA Sewerage Commission, Revenue Bonds Series B, 2.44%, 2/1/2039	100,000	100,647
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 1/1/2035	650,000	920,303
		1,020,950
Missouri 3.17%
City of Kansas City, MO, Revenue Bonds, 7.83%, 4/1/2040	2,410,000	3,519,468
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 1/1/2039	475,000	783,294
		4,302,762
Nebraska 0.18%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 1/1/2030	200,000	248,040

Nevada 1.02%
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	590,000	940,218
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 2/1/2040	250,000	441,477
		1,381,695
New Jersey 2.00%
New Jersey Economic Development Authority, Revenue Bonds, 7.43%, 2/15/2029	250,000	322,738
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 1/1/2021 @ 100, 6.19%, 7/1/2040	500,000	501,330
Township of Brick, NJ, General Obligation Unlimited, 3.75%, 9/1/2028	1,780,000	1,884,575
		2,708,643

See accompanying notes which are an integral part of these financial statements.

56	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
New York 7.80%
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/1/2031	$100,000	$126,192
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 3/1/2027	145,000	183,309
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.38%, 10/1/2024	500,000	572,685
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 5/1/2041	195,000	286,738
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/2039	200,000	245,712
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/2026	375,000	423,529
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/2030	125,000	159,080
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/2030	395,000	485,455
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/2040	500,000	655,185
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 3/1/2046	680,000	826,581
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 7/15/2040	500,000	759,645
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 5/1/2036	815,000	1,137,316
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2029 @ 100, 4.29%, 7/1/2044	250,000	279,190
New York State Dormitory Authority, Revenue Bonds, Callable 8/1/2028 @ 100, 4.95%, 8/1/2048	500,000	565,090
Port Authority of New York & New Jersey, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	1,000,000	1,125,550
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, 3.92%, 10/15/2028	2,115,000	2,305,752
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2033 @ 100, 5.55%, 11/15/2040	150,000	206,657
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 4/1/2040	150,000	226,312
		10,569,978
North Carolina 0.17%
County of Cabarrus, NC, School Improvements, Revenue Bonds, Callable 4/1/2021 @ 100, 5.50%, 4/1/2026	235,000	237,012

Ohio 2.84%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 2/15/2050	500,000	830,980
American Municipal Power, Inc., Revenue Bonds, 6.27%, 2/15/2050	500,000	710,785
Cincinnati City School District, Refunding Bonds, Certificate of Participation, (OID), Callable 12/15/2024 @ 100, 4.00%, 12/15/2032	200,000	213,894
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 2/15/2040	1,000,000	1,351,990
Olentangy Local School District, Refunding Bonds, General Obligation Unlimited, 3.50%, 12/1/2029	500,000	546,420
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, (School District Credit Program), 5.65%, 9/1/2031	200,000	200,568
		3,854,637

See accompanying notes which are an integral part of these financial statements.

57

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Pennsylvania 3.16%
Pennsylvania Turnpike Commission Turnpike Revenue, Revenue Bonds, Callable 12/1/2029 @ 100, 3.58%, 12/1/2043	$890,000	$916,682
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/1/2037	520,000	751,988
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, (AGM) (OID), 6.35%, 4/15/2028	630,000	790,423
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 3/15/2028	500,000	536,395
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/1/2039	1,000,000	1,291,750
		4,287,238
Rhode Island 0.38%
Narragansett Bay Commission, Revenue Bonds, Series A, Callable 9/1/2030 @ 100, 2.92%, 9/1/2043	500,000	515,465

South Dakota 0.30%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 6/1/2021 @ 100, 6.15%, 6/1/2031	400,000	409,064

Texas 1.91%
Frisco Economic Development Corporation, Public Improvements, Revenue Bonds, 4.20%, 2/15/2034	1,000,000	1,085,390
Grand Parkway Transportation Corp., Revenue Bonds Series B, Callable 4/1/2030 @ 100, 3.24%, 10/1/2052	100,000	104,665
Midland County Hospital District, Health, Hospital & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 5/15/2039	260,000	376,758
Texas Transportation Commission, General Obligation Unlimited, Callable 4/1/2030 @ 100, 2.56%, 4/1/2042	1,000,000	1,019,510
		2,586,323
Virgin Islands 1.63%
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 7/1/2035	1,000,000	1,253,470
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 7/1/2028	840,000	968,848
		2,222,318
Virginia 4.51%
Tobacco Settlement Financing Corporation, Refunding Revenue Bonds, (OID), 6.71%, 6/1/2046	5,850,000	6,123,019

Washington 1.79%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 2/1/2040	250,000	338,085
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, 5.35%, 9/1/2030	250,000	308,147
Klickitat County Public Utility District No. 1, Electric Lights & Power Improvements, Refunding Revenue Bonds, Callable 12/1/2021 @ 100, 5.25%, 12/1/2029	705,000	735,555
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 9/1/2032	500,000	702,015
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/1/2040	250,000	337,422
		2,421,224

See accompanying notes which are an integral part of these financial statements.

58	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Wisconsin 0.08%
State of Wisconsin, General Obligation Unlimited, 2.35%, 5/1/2031	$100,000	$109,054

Total Municipal Bonds
(Cost $61,089,245)		74,866,386

	Shares
Money Market Funds 2.27%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.03%(d)	3,077,947	3,077,947

Total Money Market Funds
(Cost $3,077,947)		3,077,947

Total Investments —98.85%
(Cost $117,312,064)		134,084,201
Other Assets in Excess of Liabilities — 1.15%		1,554,890
NET ASSETS — 100.00%		$135,639,091

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Rate disclosed is the seven day effective yield as of December 31, 2020.

AGM — Assured Guaranty Municipal Corp.

GTD — Guaranteed

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

59

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS | DECEMBER 31, 2020

	Shares	Market Value
Common Stocks 36.27%

Communications 6.42%
Alphabet, Inc., Class A(a)	250	$438,160
Alphabet, Inc., Class C(a)	190	332,857
AT&T, Inc.	4,114	118,319
Netflix, Inc.(a)	800	432,584
Verizon Communications, Inc.	5,000	293,750
		1,615,670
Consumer Discretionary 3.85%
Amazon.com, Inc.(a)	150	488,539
Home Depot, Inc. (The)	1,000	265,620
Lennar Corp., Class A	2,800	213,444
		967,603
Energy 3.57%
Cheniere Energy Partners LP	2,300	81,075
Energy Transfer LP	17,350	107,223
Enterprise Products Partners LP	10,805	211,670
Kinder Morgan, Inc.	7,500	102,525
Magellan Midstream Partners LP	2,725	115,649
MPLX LP	8,850	191,602
Viper Energy Partners LP	3,200	37,184
Williams Cos, Inc. (The)	2,500	50,125
		897,053
Financials 3.88%
Blackstone Group, Inc. (The), Class A	6,175	400,202
Blackstone Mortgage Trust, Inc., Class A	3,207	88,289
Citigroup, Inc.	3,000	184,980
Fifth Third Bancorp	3,400	93,738
JPMorgan Chase & Co.	1,000	127,070
Starwood Property Trust, Inc.	4,175	80,578
		974,857
Health Care 1.70%
AbbVie, Inc.	4,000	428,600

Industrials 2.20%
Caterpillar, Inc.	700	127,414
Deere & Co.	1,150	309,408
Honeywell International, Inc.	550	116,985
		553,807
Materials 0.22%
Dow, Inc.	1,000	55,500

Real Estate Investment Trusts (REITs) 4.01%
Prologis, Inc.	3,000	298,980
Sun Communities, Inc.	714	108,492
Terreno Realty Corp.	7,362	430,751
Welltower, Inc.	1,160	74,959
WP Carey, Inc.	1,340	94,577
		1,007,759

See accompanying notes which are an integral part of these financial statements.

60	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Shares	Market Value
Technology 9.68%
Apple, Inc.	3,250	$431,242
Microsoft Corp.	2,000	444,840
NVIDIA Corp.	2,045	1,067,899
PayPal Holdings, Inc.(a)	2,100	491,820
		2,435,801
Utilities 0.74%
American Electric Power Co., Inc.	1,155	96,177
Duke Energy Corp.	1,000	91,560
		187,737
Total Common Stocks
(Cost $6,631,375)		9,124,387

Preferred Stocks 11.92%

Consumer Discretionary 1.05%
eBay, Inc., 6.00%	10,000	263,800

Financials 4.86%
Bank of America Corp., 6.00%	3,800	96,292
Capital One Financial Corp., Series K, 4.63%	6,166	159,144
First Republic Bank, Series K, 4.13%	1,333	35,245
Hancock Whitney Corp., 5.95%	9,200	232,576
KKR & Company LP, 6.50%	6,481	175,052
Prudential Financial, Inc., 4.13%	1,765	46,737
Truist Financial Corp., Series R, 4.75%	8,166	225,953
U.S. Bancorp, Series L, 3.75%	10,000	252,300
		1,223,299
Real Estate 2.36%
National Retail Properties, Inc., 5.20%	6,000	154,740
Public Storage, 5.05%	5,000	136,750
Public Storage, Series B, 5.40%	10,000	250,700
Public Storage, Series M, 4.13%	1,944	52,741
		594,931
Utilities 3.65%
Brookfield Infrastructure Partners LP, 5.13%	10,000	266,600
Southern Co., 5.25%	10,000	268,600
Southern Co., 5.25%	14,000	382,340
		917,540
Total Preferred Stocks
(Cost $2,860,255)		2,999,570

See accompanying notes which are an integral part of these financial statements.

61

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Corporate Bonds 2.16%
Apple, Inc., 2.20%, 9/11/2029	$250,000	$270,140
Microsoft Corp., 3.30%, 2/6/2027	240,000	274,000

Total Corporate Bonds
(Cost $502,521)		544,140

Municipal Bonds 44.56%

Arizona 3.01%
City of Tucson, AZ, Certificate of Participation, (AGM), 4.83%, 7/1/2034	620,000	756,357

California 5.26%
California State University, Revenue Bonds, Series B, Callable 5/1/2030 @ 100, 3.07%, 11/1/2042	50,000	51,862
City of Newport Beach, CA, Public Improvements, Certificate of Participation, 7.17%, 7/1/2040	800,000	1,273,376
		1,325,238
Florida 4.50%
Pasco County School Board, School Improvements, Certificate of Participation, 5.00%, 12/1/2037	1,000,000	1,131,830

Kansas 5.74%
Kansas Development Finance Authority, Revenue Bonds, 4.73%, 4/15/2037	1,000,000	1,267,330
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited,, Callable 9/1/2030 @ 100, 3.17%, 9/1/2046	170,000	177,381
		1,444,711
Nevada 0.63%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	100,000	159,359

New York 5.82%
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, 5.00%, 7/15/2030	300,000	381,624
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 3.88%, 7/1/2046	750,000	801,000
Port Authority of New York & New Jersey, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	250,000	281,387
		1,464,011
Ohio 7.06%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 2/15/2041	1,000,000	1,626,940
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 2/15/2047	100,000	148,772
		1,775,712
Pennsylvania 4.69%
City of Reading, PA, General Obligation Unlimited, (AGM) (OID), Callable 11/1/2024 @ 100, 5.30%, 11/1/2033	1,000,000	1,179,410

See accompanying notes which are an integral part of these financial statements.

62	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2020

	Principal
	Amount	Market Value
Rhode Island 2.05%
Narragansett Bay Commission, Revenue Bonds, Series A, Callable 9/1/2030 @ 100, 2.92%, 9/1/2043	$500,000	$515,465

Tennessee 3.56%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 7/1/2043	500,000	779,630
Metropolitan Government of Nashville & Davidson County, General Obligation Unlimited, 3.49%, 7/1/2029	100,000	116,115
		895,745
Texas 2.24%
Grand Parkway Transportation Corporation, Revenue Bonds, Series B, Callable 4/1/2030 @ 100, 3.24%, 10/1/2052	50,000	52,333
Texas Transportation Commission, General Obligation Unlimited, Callable 4/1/2030 @ 100, 2.56%, 4/1/2042	500,000	509,755
		562,088
Total Municipal Bonds
(Cost $9,141,604)		11,209,926

U.S. Government & Agency Obligations 4.93%
U.S. Treasury Notes 1.50%, 1/15/2023	500,000	514,014
U.S. Treasury Notes 1.38%, 10/15/2022	350,000	357,841
U.S. Treasury Notes 1.50%, 10/31/2024	350,000	366,898

Total U.S. Government & Agency Obligations
(Cost $1,196,968)		1,238,753

Total Investments — 99.84%
(Cost $20,332,723)		25,116,776
Other Assets in Excess of Liabilities — 0.16%		39,522
NET ASSETS — 100.00%		$25,156,298

(a)	Non-income producing security.

AGM — Assured Guaranty Municipal Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

63

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020

	Spirit of America	Spirit of America		Spirit of America		Spirit of America
	Real Estate Income	Large Cap Value		Municipal Tax Free	Spirit of America	Income &
	and Growth Fund	Fund		Bond Fund	Income Fund	Opportunity Fund
ASSETS
Investments in securities at fair value (cost $52,245,138, $66,202,595, $67,249,599, $117,312,064 and $20,332,723)	$83,404,763	$129,607,669		$70,611,691	$134,084,201	$25,116,776
Cash	9,709	4,461		—	1,490	—
Receivable from broker	—	—		—	561,550	—
Receivable for investments sold	174,584	376,352		—	—	—
Receivable for Fund shares sold	—	3,932		606	1,367	497
Dividends and interest receivable	415,043	100,954		798,277	1,177,070	182,445
Reclaims receivable	—	618		—	—	—
Prepaid expenses	15,968	17,925		15,461	29,641	10,827
TOTAL ASSETS	84,020,067	130,111,911		71,426,035	135,855,319	25,310,545

LIABILITIES
Line of credit payable	735,699	950,851		—	—	91,390
Payable for Fund shares redeemed	294,632	673		—	49,181	10,202
Payable for distributions to shareholders	—	—		46,420	—	—
Payable for investment advisory fees	67,415	105,768		23,009	63,614	8,701
Payable for distribution (12b-1) fees	20,976	32,867		9,353	29,000	5,702
Payable for accounting and administration fees	4,526	7,321		4,043	7,276	1,485
Chief Compliance Officer	283	443		246	461	91
Payable for transfer agent fees	2,298	2,375		1,124	3,908	679
Other accrued expenses	48,827	55,635		51,735	62,788	35,997
TOTAL LIABILITIES	1,174,656	1,155,933		135,930	216,228	154,247
NET ASSETS	$82,845,411	$128,955,978		$71,290,105	$135,639,091	$25,156,298

SOURCE OF NET ASSETS
As of December 31, 2020, net assets consisted of:
Paid-in capital	$53,217,663	$65,550,714		$75,648,279	$118,440,232	$21,865,106
Accumulated earnings (deficits)	29,627,748	63,405,264		(4,358,174)	17,198,859	3,291,192
NET ASSETS	$82,845,411	$128,955,978		$71,290,105	$135,639,091	$25,156,298

NET ASSETS:
Class A Shares	$82,608,824	$128,679,515		$70,947,336	$135,162,488	$24,589,048
Class C Shares	$222,245	$263,137		$333,373	$464,511	$557,396
Institutional Shares	$14,342	$13,326		$9,396	$12,092	$9,854
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	7,902,075	5,259,009		7,434,016	10,864,515	2,454,547
Class C Shares	21,651	10,751		35,012	37,318	55,790
Institutional Shares	1,401	545		987	969	989
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares(a)	$10.45	$24.47		$9.54	$12.44	$10.02
Class C Shares(b)	$10.26	$24.48		$9.52	$12.45	$9.99
Institutional Shares	$10.24	$24.46	(c)	$9.52	$12.48	$9.97	(c)
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$11.03	$25.83		$10.02	$13.06	$10.52
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%		4.75%	4.75%	4.75%

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than one year where an indirect commission was paid.

(b)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 13 months.

(c)	Per share amounts may not recalculate due to rounds of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

64	SPIRIT OF AMERICA

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2020

	Spirit of America	Spirit of America	Spirit of America		Spirit of America
	Real Estate Income	Large Cap Value	Municipal Tax Free	Spirit of America	Income &
	and Growth Fund	Fund	Bond Fund	Income Fund	Opportunity Fund
INVESTMENT INCOME
Dividends	$2,118,192	$2,714,604	$3,407	$1,712,367	$338,885
Foreign dividend taxes withheld	(130)	(1,943)	—	(16,071)	—
Interest	8,006	—	2,365,910	4,572,402	480,269
TOTAL INVESTMENT INCOME	2,126,068	2,712,661	2,369,317	6,268,698	819,154

EXPENSES
Investment advisory	783,184	1,116,310	411,446	783,655	153,516
Distribution (12b-1) — Class A	241,567	344,646	102,346	325,631	57,817
Distribution (12b-1) — Class C	2,103	1,940	3,386	3,495	4,850
Accounting and Administration	52,044	74,740	44,549	84,432	15,397
Registration	29,912	24,942	37,119	35,319	27,200
Auditing	27,529	27,529	27,529	27,529	27,529
Transfer agent	26,043	28,094	12,918	43,849	7,784
Sub transfer agent	22,752	24,618	10,740	37,219	6,826
Printing	17,815	22,423	12,482	27,167	7,565
Directors	15,937	21,564	13,645	25,830	4,538
Custodian	13,578	15,706	6,153	13,262	5,200
Insurance	13,518	17,296	11,811	21,847	3,824
Legal	10,839	16,094	9,215	17,521	3,181
Chief Compliance Officer	3,144	4,517	2,698	5,131	932
Pricing	2,139	3,566	40,814	23,514	4,264
Line of credit	895	1,251	765	1,462	256
Interest	780	2,465	—	—	49
Other	18,508	20,551	19,323	24,762	18,422
TOTAL EXPENSES	1,282,287	1,768,252	766,939	1,501,625	349,150
Fees waived by Adviser	—	—	(146,088)	(60,762)	(49,944)
NET EXPENSES	1,282,287	1,768,252	620,851	1,440,863	299,206
NET INVESTMENT INCOME	843,781	944,409	1,748,466	4,827,835	519,948

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) gain from investment transactions	(1,998,794)	4,572,367	309,266	309,704	95,498
Net realized gain on foreign currency transactions	—	14	—	990	—
Net realized gain on written option transactions	6,038	5,497	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(3,572,959)	12,626,749	363,720	2,605,160	1,731,895
Net change in unrealized appreciation of foreign currency transactions	—	1	—	12	—
Net change in unrealized appreciation of written options contracts	2,839	1,499	—	—	—
NET REALIZED AND UNREALIZED (LOSS) GAIN ON INVESTMENTS	(5,562,876)	17,206,127	672,986	2,915,866	1,827,393
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,719,095)	$18,150,536	$2,421,452	$7,743,701	$2,347,341

See accompanying notes which are an integral part of these financial statements.

65

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America Real Estate Income
	and Growth Fund		Spirit of America Large Cap Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
OPERATIONS
Net investment income	$843,781	$669,172	$944,409	$610,201
Net realized gain (loss) on investment transactions	(1,992,756)	5,088,709	4,577,878	3,873,389
Net change in unrealized appreciation (depreciation) of investments	(3,570,120)	15,912,180	12,628,249	21,427,795
Net increase (decrease) in net assets resulting from operations	(4,719,095)	21,670,061	18,150,536	25,911,385
DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings:
Class A	(1,176,494)	(6,302,124)	(5,524,631)	(4,474,877)
Class C	(2,935)	(13,982)	(10,923)	(2,225)
Institutional Shares	(191)	—	(579)	—
Return of capital:
Class A	(5,306,367)	—	(1,741,930)	(2,217,387)
Class C	(13,238)	—	(3,444)	(1,103)
Institutional Shares	(862)	—	(183)	—
Total distributions to shareholders	(6,500,087)	(6,316,106)	(7,281,690)	(6,695,592)
CAPITAL TRANSACTIONS
Class A:
Shares sold	13,163,566	6,915,004	22,784,053	18,577,371
Shares issued from reinvestment of distributions	5,113,338	5,293,289	5,846,628	5,603,723
Shares redeemed	(15,159,168)	(17,620,003)	(24,604,410)	(18,500,401)
Total – Class A	3,117,736	(5,411,710)	4,026,271	5,680,693
Class C:
Shares sold	35,222	73,124	273,081	14,075
Shares issued from reinvestment of distributions	12,083	11,482	7,270	1,724
Shares redeemed	(4,225)	(15,832)	(89,410)	(74,747)
Total – Class C	43,080	68,774	190,941	(58,948)
Institutional Shares(a):
Shares sold	12,763	—	10,000	—
Shares issued from reinvestment of distributions	932	—	762	—
Total – Institutional Shares	13,695	—	10,762	—
Increase (decrease) in net assets derived from capital share transactions	3,174,511	(5,342,936)	4,227,974	5,621,745
Total increase (decrease) in Net Assets	(8,044,671)	10,011,019	15,096,820	24,837,538
NET ASSETS
Beginning of year	90,890,082	80,879,063	113,859,158	89,021,620
End of year	$82,845,411	$90,890,082	$128,955,978	$113,859,158
SHARE TRANSACTIONS
Class A:
Shares sold	1,266,841	578,891	1,049,085	869,402
Shares issued from reinvestment of distributions	505,292	452,431	260,881	257,508
Shares redeemed	(1,450,729)	(1,498,858)	(1,102,953)	(873,751)
Total – Class A	321,404	(467,536)	207,013	253,159
Class C:
Shares sold	2,883	6,336	12,786	654
Shares issued from reinvestment of distributions	1,214	997	329	79
Shares redeemed	(351)	(1,320)	(4,134)	(3,425)
Total – Class C	3,746	6,013	8,981	(2,692)
Institutional Shares(a):
Shares sold	1,307	—	511	—
Shares issued from reinvestment of distributions	94	—	34	—
Total – Institutional Shares	1,401	—	545	—

(a)	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes which are an integral part of these financial statements.

66	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS CONT.

Spirit of America Municipal Tax Free				Spirit of America Income &
Bond Fund		Spirit of America Income Fund		Opportunity Fund
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

$1,748,466	$2,039,243	$4,827,835	$4,970,461	$519,948	$919,694
309,266	(660)	310,694	1,954,068	95,498	241,267
363,720	1,444,190	2,605,172	7,823,363	1,731,895	1,694,850

2,421,452	3,482,773	7,743,701	14,747,892	2,347,341	2,855,811

(1,742,505)	(2,034,634)	(5,097,767)	(5,178,795)	(537,720)	(781,978)
(5,802)	(4,609)	(11,007)	(11,131)	(10,400)	(12,105)
(159)	—	(306)	—	(223)	—

—	—	—	(588,189)	(880,041)	(622,732)
—	—	—	(1,264)	(17,022)	(9,640)
—	—	—	—	(365)	—
(1,748,466)	(2,039,243)	(5,109,080)	(5,779,379)	(1,445,771)	(1,426,455)

13,562,033	10,209,193	28,349,690	18,699,813	6,260,421	3,231,027
1,099,127	1,251,649	3,273,733	3,717,612	863,165	862,234
(13,384,849)	(16,718,669)	(31,249,733)	(35,422,187)	(6,444,521)	(7,649,550)
1,276,311	(5,257,827)	373,690	(13,004,762)	679,065	(3,556,289)

15,780	256,040	218,970	179,602	75,434	99,448
5,294	4,007	7,763	9,090	27,422	21,745
(26,541)	(81,461)	(195,241)	(80,497)	(1,085)	(101,056)
(5,467)	178,586	31,492	108,195	101,771	20,137

9,000	—	11,000	—	8,500	—
160	—	305	—	588	—
9,160	—	11,305	—	9,088	—

1,280,004	(5,079,241)	416,487	(12,896,567)	789,924	(3,536,152)
1,952,990	(3,635,711)	3,051,108	(3,928,054)	1,691,494	(2,106,796)

69,337,115	72,972,826	132,587,983	136,516,037	23,464,804	25,571,600
$71,290,105	$69,337,115	$135,639,091	$132,587,983	$25,156,298	$23,464,804

1,432,204	1,082,115	2,358,638	1,547,405	644,138	328,865
115,975	132,890	272,382	308,760	88,940	89,209
(1,416,136)	(1,780,489)	(2,588,672)	(2,962,822)	(668,175)	(789,496)
132,043	(565,484)	42,348	(1,106,657)	64,903	(371,422)

1,668	27,026	18,306	14,842	7,803	10,192
560	426	645	753	2,830	2,255
(2,796)	(8,653)	(16,149)	(6,687)	(113)	(10,502)
(568)	18,799	2,802	8,908	10,520	1,945

970	—	944	—	928	—
17	—	25	—	61	—
987	—	969	—	989	—

See accompanying notes which are an integral part of these financial statements.

67

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.96	$10.03	$11.65	$11.67	$11.81

From Investment Operations:
Net investment income	0.15 [1]	0.09	0.15 [1]	0.14 [1]	0.21
Net realized and unrealized (loss) gain on investments	(0.81)	2.69	(0.92)	0.64	0.45
Total from investment operations	(0.66)	2.78	(0.77)	0.78	0.66

Less Distributions:
Distributions from net investment income	(0.11)	(0.09)	(0.40)	(0.80)	(0.21)
Distributions from net capital gains	(0.04)	(0.76)	(0.45)	—	(0.59)
Distributions from return of capital	(0.70)	—	—	—	—
Total distributions	(0.85)	(0.85)	(0.85)	(0.80)	(0.80)

Net Asset Value, End of Year	$10.45	$11.96	$10.03	$11.65	$11.67
Total Return[2]	(5.13)%	28.06%	(6.85)%	6.79%	5.66%

Ratios and Supplemental Data:
Net assets, end of year (000)	$82,609	$90,679	$80,761	$107,101	$108,790
Ratio of net expenses to average net assets	1.59%	1.54%	1.54%	1.48%	1.54%
Ratio of net investment income to average net assets	1.05%	0.74%	1.35%	1.18%	1.65%
Portfolio turnover rate	18%	4%	4%	8%	10%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

68	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

					For the
					Period Ended
	For the Year Ended December 31				December 31,
	2020	2019	2018	2017	2016*
Net Asset Value, Beginning of Period	$11.77	$9.90	$11.56	$11.61	$11.73

From Investment Operations:
Net investment income	0.08 [1]	0.08	0.11 [1]	0.07 [1]	0.10	[1]
Net realized and unrealized (loss) gain on investments	(0.81)	2.57	(0.94)	0.63	0.55
Total from investment operations	(0.73)	2.65	(0.83)	0.70	0.65

Less Distributions:
Distributions from net investment income	(0.10)	(0.08)	(0.38)	(0.75)	(0.18)
Distributions from net capital gains	(0.04)	(0.70)	(0.45)	—	(0.59)
Distributions from return of capital	(0.64)	—	—	—	—
Total distributions	(0.78)	(0.78)	(0.83)	(0.75)	(0.77)

Net Asset Value, End of Period	$10.26	$11.77	$9.90	$11.56	$11.61
Total Return[2]	(5.85)%	27.15%	(7.44)%	6.10%	5.69	% [3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$222	$211	$118	$41	$10
Ratio of net expenses to average net assets	2.29%	2.24%	2.24%	2.18%	2.24	% [4]
Ratio of net investment income to average net assets	0.41%	0.16%	0.97%	0.59%	1.07	% [4]
Portfolio turnover rate	18%	4%	4%	8%	10	% [3]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect CDSC.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes which are an integral part of these financial statements.

69

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31,
	2020*
Net Asset Value, Beginning of Period	$9.67

From Investment Operations:
Net investment income	0.14	[1]
Net realized and unrealized (loss) gain on investments	1.31
Total from investment operations	1.45

Less Distributions:
Distributions from net investment income	(0.12)
Distributions from net capital gains	(0.04)
Distributions from return of capital	(0.72)
Total distributions	(0.88)

Net Asset Value, End of Period	$10.24
Total Return	15.52	% [1]

Ratios and Supplemental Data:
Net assets, end of period (000)	$14
Ratio of net expenses to average net assets	1.29	% [2]
Ratio of net investment income to average net assets	1.53	% [2]
Portfolio turnover rate	18%

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Annualized.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$22.53	$18.53	$21.59	$19.01	$18.63

From Investment Operations:
Net investment income	1.08 [1]	0.13 [1]	0.15 [1]	0.22 [1]	0.29
Net realized and unrealized gain (loss) on investments	2.26	5.27	(1.81)	3.56	1.29
Total from investment operations	3.34	5.40	(1.66)	3.78	1.58

Less Distributions:
Distributions from net investment income	(0.17)	(0.13)	(0.15)	(0.24)	(0.25)
Distributions from net capital gains	(0.90)	(0.80)	(0.78)	(0.24)	(0.95)
Distributions from return of capital	(0.33)	(0.47)	(0.47)	(0.72)	—
Total distributions	(1.40)	(1.40)	(1.40)	(1.20)	(1.20)

Net Asset Value, End of Year	$24.47	$22.53	$18.53	$21.59	$19.01
Total Return[2]	15.49%	29.54%	(7.87)%	20.22%	8.49%

Ratios and Supplemental Data:
Net assets, end of year (000)	$128,680	$113,819	$88,939	$101,054	$77,579
Ratio of net expenses to average net assets	1.53%	1.52%	1.52%	1.47%	1.57%
Ratio of net investment income to average net assets	0.82%	0.60%	0.70%	1.05%	1.56%
Portfolio turnover rate	15%	8%	13%	3%	24%

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA LARGE CAP VALUE FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

						For the
						Period Ended
	For the Year Ended December 31					December 31,
	2020	2019		2018	2017	2016*
Net Asset Value, Beginning of Period	$22.59	$18.52		$21.62	$19.14	$18.29

From Investment Operations:
Net investment income (loss)	0.88 [1]	(0.02	) [1]	— [1,2]	0.08 [1]	0.10	[1]
Net realized and unrealized gain (loss) on investments	2.30	5.26		(1.80)	3.57	1.70
Total from investment operations	3.18	5.24		(1.80)	3.65	1.80

Less Distributions:
Distributions from net investment income	(0.13)	(0.08)		(0.12)	(0.23)	—
Distributions from net capital gains	(0.90)	(0.80)		(0.78)	(0.24)	(0.95)
Distributions from return of capital	(0.26)	(0.29)		(0.40)	(0.70)	—
Total distributions	(1.29)	(1.17)		(1.30)	(1.17)	(0.95)

Net Asset Value, End of Period	$24.48	$22.59		$18.52	$21.62	$19.14
Total Return[2]	14.70%	28.59%		(8.50)%	19.37%	9.65	% [3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$263	$40		$83	$39	$1
Ratio of net expenses to average net assets	2.23%	2.22%		2.22%	2.17%	2.27	% [4]
Ratio of net investment income (loss) to average net assets	(0.09)%	(0.10)%		0.01%	0.39%	0.64	% [4]
Portfolio turnover rate	15%	8%		13%	3%	24	% [3]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Calculation does not reflect CDSC.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31,
	2020*
Net Asset Value, Beginning of Period	$19.57

From Investment Operations:
Net investment income	1.02	[1]
Net realized and unrealized gain (loss) on investments	5.34
Total from investment operations	6.36

Less Distributions:
Distributions from net investment income	(0.19)
Distributions from net capital gains	(0.90)
Distributions from return of capital	(0.38)
Total distributions	(1.47)

Net Asset Value, End of Period	$24.46
Total Return	33.28	% [2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$13
Ratio of net expenses to average net assets	1.23	% [3]
Ratio of net investment income to average net assets	0.80	% [3]
Portfolio turnover rate	15%

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Calculated based on the average number of shares outstanding during the period.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2020	2019		2018		2017		2016
Net Asset Value, Beginning of Year	$9.45	$9.26		$9.47		$9.33		$9.57

From Investment Operations:
Net investment income	0.24	0.27		0.30		0.30		0.31
Net realized and unrealized gain (loss) on investments	0.09	0.19		(0.21)		0.14		(0.24)
Total from investment operations	0.33	0.46		0.09		0.44		0.07

Less Distributions:
Distributions from net investment income	(0.24)	(0.27)		(0.30)		(0.30)		(0.31)
Total distributions	(0.24)	(0.27)		(0.30)		(0.30)		(0.31)

Net Asset Value, End of Year	$9.54	$9.45		$9.26		$9.47		$9.33
Total Return[1]	3.56%	5.06%		0.96%		4.75%		0.64%

Ratios and Supplemental Data:
Net assets, end of year (000)	$70,947	$69,002		$72,818		$99,159		$106,984
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.11%	1.13	% [3]	1.11	% [3]	1.02	% [2]	1.04%
After expense waiver or recoupment	0.90%	0.92	% [3]	0.92	% [3]	0.91	% [2]	0.90%
Ratio of net investment income to average net assets	2.55%	2.92%		3.21%		3.16%		3.17%
Portfolio turnover rate	18%	6%		—%		5%		10%

1	Calculation does not reflect sales load.

2	Includes interest expense of 0.01%.

3	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

								For the
								Period Ended
	For the Year Ended December 31							December 31,
	2020	2019		2018		2017		2016*
Net Asset Value, Beginning of Period	$9.43	$9.23		$9.45		$9.31		$9.59

From Investment Operations:
Net investment income	0.16	0.19		0.22		0.22		0.17
Net realized and unrealized gain (loss) on investments	0.09	0.20		(0.22)		0.14		(0.28)
Total from investment operations	0.25	0.39		—		0.36		(0.11)

Less Distributions:
Distributions from net investment income	(0.16)	(0.19)		(0.22)		(0.22)		(0.17)
Total distributions	(0.16)	(0.19)		(0.22)		(0.22)		(0.17)

Net Asset Value, End of Period	$9.52	$9.43		$9.23		$9.45		$9.31
Total Return[1]	2.70%	4.30%		0.00%		3.87%		(1.19	)% [2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$333	$335		$155		$80		$28
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.96%	1.98	% [4]	1.96	% [4]	1.87	% [5]	1.89	% [3]
After expense waiver or recoupment	1.75%	1.77	% [4]	1.77	% [4]	1.76	% [5]	1.75	% [3]
Ratio of net investment income to average net assets	1.71%	2.03%		2.27%		2.31%		2.19	% [3]
Portfolio turnover rate	18%	6%		—%		5%		10	% [2]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.

[1]	Calculation does not reflect CDSC.

[2]	Not annualized.

[3]	Annualized

[4]	Includes interest expense of 0.02%.

[5]	Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

75

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31,
	2020*
Net Asset Value, Beginning of Period	$9.28

From Investment Operations:
Net investment income	0.16
Net realized and unrealized gain (loss) on investments	0.24
Total from investment operations	0.40

Less Distributions:
Distributions from net investment income	(0.16)
Total distributions	(0.16)

Net Asset Value, End of Period	$9.52
Total Return	4.37	% [1]

Ratios and Supplemental Data:
Net assets, end of period (000)	$9
Ratio of expenses to average net assets:
Before expense waiver or recoupment	0.96	% [2]
After expense waiver or recoupment	0.75	% [2]
Ratio of net investment income to average net assets	2.60	% [2]
Portfolio turnover rate	18%

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Annualized.

See accompanying notes which are an integral part of these financial statements.

76	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2020	2019		2018		2017	2016
Net Asset Value, Beginning of Year	$12.21	$11.42		$12.06		$11.72	$11.66

From Investment Operations:
Net investment income	0.44	0.44		0.44		0.48	0.46
Net realized and unrealized gain (loss) on investments	0.26	0.87		(0.54)		0.39	0.13
Total from investment operations	0.70	1.31		(0.10)		0.87	0.59

Less Distributions:
Distributions from net investment income	(0.43)	(0.39)		(0.48)		(0.48)	(0.46)
Distributions from net capital gains	(0.04)	(0.07)		—		—	—
Distributions from return of capital	—	(0.06)		(0.06)		(0.05)	(0.07)
Total distributions	(0.47)	(0.52)		(0.54)		(0.53)	(0.53)

Net Asset Value, End of Year	$12.44	$12.21		$11.42		$12.06	$11.72
Total Return[1]	5.95%	11.64%		(0.87)%		7.51%	4.99%

Ratios and Supplemental Data:
Net assets, end of year (000)	$135,162	$132,166		$136,223		$205,138	$222,220
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.15%	1.14	% [2]	1.13	% [3]	1.05%	1.09%
After expense waiver or recoupment	1.10%	1.11	% [2]	1.12	% [3]	1.10%	1.10%
Ratio of net investment income to average net assets	3.70%	3.74%		3.87%		4.00%	3.75%
Portfolio turnover rate	20%	3%		1%		—%	4%

[1]	Calculation does not reflect sales load.

[2]	Includes interest expense of 0.01%.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

77

SPIRIT OF AMERICA INCOME FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

							For the
							Period Ended
	For the Year Ended December 31						December 31,
	2020	2019		2018		2017	2016*
Net Asset Value, Beginning of Period	$12.22	$11.43		$12.08		$11.73	$11.78

From Investment Operations:
Net investment income	0.36	0.38		0.38		0.39	0.28
Net realized and unrealized gain (loss) on investments	0.25	0.84		(0.58)		0.39	0.01
Total from investment operations	0.61	1.22		(0.20)		0.78	0.29

Less Distributions:
Distributions from net investment income	(0.34)	(0.32)		(0.40)		(0.39)	(0.29)
Distributions from net capital gains	(0.04)	(0.07)		—		—	—
Distributions from return of capital	—	(0.04)		(0.05)		(0.04)	(0.05)
Total distributions	(0.38)	(0.43)		(0.45)		(0.43)	(0.34)

Net Asset Value, End of Period	$12.45	$12.22		$11.43		$12.08	$11.73
Total Return[1]	5.18%	10.79%		(1.69)%		6.77%	2.43	% [2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$465	$422		$293		$132	$95
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.90%	1.89	% [4]	1.88	% [5]	1.80%	1.84	% [3]
After expense waiver or recoupment	1.85%	1.86	% [4]	1.87	% [5]	1.85%	1.85	% [3]
Ratio of net investment income to average net assets	2.92%	2.97%		3.12%		3.24%	2.77	% [3]
Portfolio turnover rate	20%	3%		1%		—%	4	% [2]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.

[1]	Calculation does not reflect CDSC.

[2]	Not annualized.

[3]	Annualized.

[4]	Includes interest expense of 0.01%.

[5]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

78	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31,
	2020*
Net Asset Value, Beginning of Period	$11.66

From Investment Operations:
Net investment income	0.31
Net realized and unrealized gain (loss) on investments	0.83
Total from investment operations	1.14

Less Distributions:
Distributions from net investment income	(0.28)
Distributions from net capital gains	(0.04)
Total distributions	(0.32)

Net Asset Value, End of Period	$12.48
Total Return	9.89	% [1]

Ratios and Supplemental Data:
Net assets, end of period (000)	$12
Ratio of expenses to average net assets:
Before expense waiver or recoupment	0.90	% [2]
After expense waiver or recoupment	0.85	% [2]
Ratio of net investment income to average net assets	3.80	% [2]
Portfolio turnover rate	20%

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Annualized.

See accompanying notes which are an integral part of these financial statements.

79

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2020	2019		2018		2017	2016
Net Asset Value, Beginning of Year	$9.64	$9.12		$9.87		$9.50	$9.16

From Investment Operations:
Net investment income	0.22	0.38		0.16		0.32	0.19
Net realized and unrealized gain (loss) on investments	0.76	0.74		(0.52)		0.47	0.58
Total from investment operations	0.98	1.12		(0.36)		0.79	0.77

Less Distributions:
Distributions from net investment income	(0.23)	(0.33)		(0.16)		(0.33)	(0.19)
Distributions from return of capital	(0.37)	(0.27)		(0.23)		(0.09)	(0.24)
Total distributions	(0.60)	(0.60)		(0.39)		(0.42)	(0.43)

Net Asset Value, End of Year	$10.02	$9.64		$9.12		$9.87	$9.50
Total Return[1]	10.46%	12.37%		(3.70)%		8.41%	8.40%

Ratios and Supplemental Data:
Net assets, end of year (000)	$24,589	$23,029		$25,177		$52,523	$57,829
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.46%	1.43	% [2]	1.33	% [3]	1.15%	1.22%
After expense waiver or recoupment	1.25%	1.26	% [2]	1.27	% [3]	1.25%	1.25%
Ratio of net investment income to average net assets	2.22%	3.82%		1.89%		3.24%	1.93%
Portfolio turnover rate	19%	23%		4%		6%	12%

[1]	Calculation does not reflect sales load.

[2]	Includes interest expense of 0.01%.

[3]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

80	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND
CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

							For the
							Period Ended
	For the Year Ended December 31						December 31,
	2020	2019		2018		2017	2016*
Net Asset Value, Beginning of Period	$9.62	$9.10		$9.85		$9.48	$9.14

From Investment Operations:
Net investment income	0.14	0.34		0.12		0.24	0.18
Net realized and unrealized gain (loss) on investments	0.76	0.70		(0.55)		0.47	0.44
Total from investment operations	0.90	1.04		(0.43)		0.71	0.62

Less Distributions:
Distributions from net investment income	(0.20)	(0.29)		(0.13)		(0.27)	(0.12)
Distributions from return of capital	(0.33)	(0.23)		(0.19)		(0.07)	(0.16)
Total distributions	(0.53)	(0.52)		(0.32)		(0.34)	(0.28)

Net Asset Value, End of Period	$9.99	$9.62		$9.10		$9.85	$9.48
Total Return[1]	9.62%	11.58%		(4.43)%		7.61%	6.59	% [2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$557	$435		$394		$285	$194
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.21%	2.18	% [4]	2.08	% [5]	1.90%	1.97	% [3]
After expense waiver or recoupment	2.00%	2.01	% [4]	2.02	% [5]	2.00%	2.00	% [3]
Ratio of net investment income to average net assets	1.48%	3.08%		1.14%		2.50%	0.65	% [3]
Portfolio turnover rate	19%	23%		4%		6%	12	% [2]

*	For the period March 15, 2016 (commencement of operations) to December 31, 2016.

[1]	Calculation does not reflect CDSC.

[2]	Not annualized.

[3]	Annualized.

[4]	Includes interest expense of 0.01%.

[5]	Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

81

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	December 31,
	2020*
Net Asset Value, Beginning of Period	$9.16

From Investment Operations:
Net investment income	0.15
Net realized and unrealized gain (loss) on investments	1.28
Total from investment operations	1.43

Less Distributions:
Distributions from net investment income	(0.23)
Distributions from return of capital	(0.39)
Total distributions	(0.62)

Net Asset Value, End of Period	$9.97
Total Return	15.99	% [1]

Ratios and Supplemental Data:
Net assets, end of period (000)	$10
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.21	% [2]
After expense waiver or recoupment	1.00	% [2]
Ratio of net investment income to average net assets	2.27	% [2]
Portfolio turnover rate	19%

*	For the period May 1, 2020 (commencement of operations) to December 31, 2020.

[1]	Not annualized.

[2]	Annualized.

See accompanying notes which are an integral part of these financial statements.

82	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS  |  DECEMBER 31, 2020

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds, each with its own investment objective and strategy. This report includes the following funds, each operating as a diversified fund as defined by the 1940 Act (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”) commenced operations on January 9, 1998. The Real Estate Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Value Fund”) commenced operations on August 1, 2002. The Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of American Municipal Tax Free Bond Fund (the “Municipal Fund”) commenced operations on February 29, 2008. The Municipal Fund seeks high current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”), investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) commenced operations on July 8, 2013. The Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”).

Each Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.25% for Real Estate Fund and Value Fund, and 4.75% for Municipal Fund, Income Fund and Opportunity Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

83

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and ask prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and ask prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and ask prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors (the “Board”).

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2020 is as follows:

	Value Inputs
Real Estate Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$81,465,028	$—	$858	$81,465,886
Preferred Stocks*	1,733,006	—	—	1,733,006
Municipal Bonds	—	205,871	—	205,871
Total	$83,198,034	$205,871	$858	$83,404,763

Value Fund
Assets:
Common Stocks*	$127,703,132	$—	$—	$127,703,132
Preferred Stocks*	1,904,537	—	—	1,904,537
Total	$129,607,669	$—	$—	$129,607,669

Municipal Fund
Assets:
Municipal Bonds	$—	$68,949,065	$—	$68,949,065
Money Market Funds	1,662,626	—	—	1,662,626
Total	$1,662,626	$68,949,065	$—	$70,611,691

84	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

	Value Inputs
Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$20,664,852	$—	$1,506	$20,666,358
Preferred Stocks*	23,719,876	—	—	23,719,876
Collateralized Mortgage Obligations	—	130,031	—	130,031
Corporate Bonds	—	11,213,250	410,353	11,623,603
Municipal Bonds	—	74,866,386	—	74,866,386
Money Market Funds	3,077,947	—	—	3,077,947
Total	$47,462,675	$86,209,667	$411,859	$134,084,201

Opportunity Fund
Assets:
Common Stocks*	$9,124,387	$—	$—	$9,124,387
Preferred Stocks*	2,999,570	—	—	2,999,570
Corporate Bonds	—	544,140	—	544,140
Municipal Bonds	—	11,209,926	—	11,209,926
U.S. Government & Agency Obligations	—	1,238,753	—	1,238,753
Total	$12,123,957	$12,992,819	$—	$25,116,776

*	Refer to Schedule of Investments for sector/industry classification.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

●	Third party bid & asked price

●	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Real Estate Fund’s significant Level 3 fair value measurements as of December 31, 2020:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value At
Asset Category	December 31, 2020	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$858	Asset Liquidation Analysis	Liquidation Proceeds	N/A

85

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

The following provides quantitative information about the Income Fund’s significant Level 3 fair value measurements as of December 31, 2020:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value At
Asset Category	December 31, 2020	Valuation Techniques	Unobservable Input(s)	Range

Common Stocks	$1,506	Asset Liquidation Analysis	Liquidation Proceeds	N/A

Corporate Bonds	$410,353	Comparable Security Analysis	Discount for Lack of Marketability	1%-20%

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Real Estate Fund:

	Balance as of		Balance as of
	December 31,		December 31,
	2019	Transfers In	2020
Common Stocks	$—	$858	$858

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

				Change in
	Balance as of			unrealized	Balance as of
	December 31,		Amortization/	appreciation	December 31,
	2019	Transfers In	Accretion	(depreciation)	2020
Common Stocks	$—	$1,506	$—	$—	$1,506
Corporate Bonds	412,146	—	505	(2,298)	410,353

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Funds intend to distribute substantially all of its net investment income and capital gains to shareholders each year. The Real Estate Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.85 per share. The Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.40 per share. The Opportunity Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.60 per share. For the Income Fund and Municipal Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

86	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

The Value Fund and the Real Estate Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses. Expenses incurred by the Company that do not relate to a specific fund of the Company are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Real Estate Fund, Value Fund and Opportunity Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Funds’ use of derivatives for the fiscal year ended December 31, 2020, was limited to written options.

Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. The month-end average notional amount for the fiscal year ended December 31, 2020 was $62,162 and $109,209 for Real Estate Fund and Value Fund, respectively. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. There were no derivatives outstanding as of December 31, 2020.

	Statements of Operations
		Amount of	Amount of
		Realized	Unrealized
Fund/Financial Instrument Type	Location of Gain (Loss) on Derivatives Recognized	Gain (Loss)	Gain (Loss)
Real Estate Fund
Written Call Options
(Equity Contracts)	Net realized gain from written option transactions	$6,038
	Net change in unrealized appreciation of written option contracts		$2,839
Value Fund
Written Call Options
(Equity Contracts)	Net realized gain from written option transactions	$5,497
	Net change in unrealized appreciation of written option contracts		$1,499

87

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2020, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Real Estate Fund	$14,594,875	$14,556,131
Value Fund	17,245,618	19,158,378
Municipal Fund	13,725,423	11,990,000
Income Fund	27,459,773	24,792,699
Opportunity Fund	5,391,863	4,421,718

There were no purchases or sales of Long Term U.S. Government Obligations during the year ended December 31, 2020.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

		Advisory
Fund	Fee Rate	Fees Earned
Real Estate Fund	0.97%	$783,184
Value Fund	0.97%	1,116,310
Municipal Fund	0.60%	411,446
Income Fund	0.60%	783,655
Opportunity Fund	0.65%	153,516

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the following funds (based on average daily net assets) through April 30, 2021 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the fiscal year ended December 31, 2020, the Adviser waived advisory fees, as indicated:

				Fees
			Institutional	Recouped
Fund	Class A	Class C	Shares	(Waived)
Municipal Fund	0.90%	1.75%	0.75%	$(146,088)
Income Fund	1.10%	1.85%	0.85%	(60,762)
Opportunity Fund	1.25%	2.00%	1.00%	(49,944)

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Municipal	Income	Opportunity
Recoverable through	Fund	Fund	Fund
December 31, 2021	$158,909	$34,533	$25,613
December 31, 2022	145,082	35,800	40,635
December 31, 2023	146,088	60,762	49,944

88	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

The Funds’ Class A and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the fiscal year ended December 31, 2020, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A		Class C
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Fund	0.30%	$241,567	1.00%	$2,103
Value Fund	0.30%	344,646	1.00%	1,940
Municipal Fund	0.15%	102,346	1.00%	3,386
Income Fund	0.25%	325,631	1.00%	3,495
Opportunity Fund	0.25%	57,817	1.00%	4,850

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. A CDSC of 1.00% may be imposed on redemptions of $1 million or more of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase. For the fiscal year ended December 31, 2020, sales charges received by the Distributor from each of the Funds were as follows:

	Front-End Sales	CDSC Fees
	Charges Received	Received by
Fund	by Distributor	Distributor
Real Estate Fund	$555,368	$2,979
Value Fund	853,442	437
Municipal Fund	488,609	150
Income Fund	1,104,785	7,159
Opportunity Fund	192,753	11

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,800, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. Effective January 1, 2021, the quarterly retainer is reduced to $6,000. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the fiscal year ended December 31, 2020, the Funds were allocated $16,422 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Fund, Income Fund and Opportunity Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Funds because they invest mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Funds may invest in junk bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below

89

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

The Real Estate Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

The Value Fund may, at times, concentrate its investments in a particular sector, such as information technology, if the Adviser believes stocks in that particular sector are performing more favorably. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk. The Funds’ prospectus contains this and other information about the Fund, and should be read carefully before investing.

Note 7 – Restricted Securities

Securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2020, the Income Fund held illiquid restricted securities representing 2% of net assets, as listed below:

Issuer Description	Acquisition	Principal
Corporate Bonds	Date	Amount	Cost	Value
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$419,544	$410,353
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	$1,500,000	$2,104,984	$2,289,005

90	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

Note 8 – Federal Income Taxes

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2020, were as follows:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation/	Cost Basis of
Fund	Appreciation	Depreciation	(Depreciation) (a)	Investments
Real Estate Fund	$32,711,771	$(1,612,290)	31,099,481	$52,305,282
Value Fund	64,226,810	(796,313)	63,430,497	66,177,172
Municipal Fund	3,362,261	(2,445)	3,359,816	67,251,875
Income Fund	19,180,528	(2,443,687)	16,736,841	117,347,372
Opportunity Fund	5,232,754	(464,682)	4,768,072	20,348,704

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

The tax character of distributions paid by each of the Funds for the year ended December 31, 2020, was as follows:

	Ordinary	Tax Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Fund	$841,065	$—	$338,555	$5,320,467	$6,500,087
Value Fund	874,399	—	4,661,734	1,745,557	7,281,690
Municipal Fund	13,284	1,735,182	—	—	1,748,466
Income Fund	4,864,925	—	410,724	—	5,275,649
Opportunity Fund	548,343	—	—	897,428	1,445,771

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The tax character of distributions paid by each of the Funds for the year ended December 31, 2019, was as follows:

	Ordinary	Tax Exempt	Net Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions
Real Estate Fund	$771,738	$—	$5,544,368	$—	$6,316,106
Value Fund	620,536	—	3,856,566	2,218,490	6,695,592
Municipal Fund	28,591	2,010,652	—	—	2,039,243
Income Fund	4,448,178	—	764,538	589,453	5,802,169
Opportunity Fund	821,229	—	—	632,372	1,453,601

At December 31, 2020, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Payable	Other Losses	(Depreciation)	(Losses)
Real Estate Fund	$—	$—	$—	$(1,471,733)	$31,099,481	$29,627,748
Value Fund	7,738	—	—	(32,972)	63,430,497	63,405,263
Municipal Fund	2	—	—	(7,717,992)	3,359,816	(4,358,174)
Income Fund	—	462,018	—	—	16,736,841	17,198,859
Opportunity Fund	—	—	—	(1,476,881)	4,768,072	3,291,192

91

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

At December 31, 2020, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Real Estate Fund	$—	$1,471,733	$1,471,733
Municipal Fund	2,770,180	4,947,812	7,717,992
Opportunity Fund	1,476,880	—	1,476,880

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2020, the following Fund’s deferred post October capital and late year ordinary losses as follows:

		Qualified
	Post-October	Late Year
Fund	Capital Losses	Ordinary Losses
Value Fund	$32,972	$—

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2020, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings (deficit) and paid-in capital as follows:

	Accumulated
Fund	Earnings (Deficit)	Paid-In Capital
Real Estate Fund	$575	$(575)
Value Fund	3	(3)
Municipal Fund	—	—
Income Fund	2,413	(2,413)
Opportunity Fund	1,357	(1,357)

92	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

Note 10 – Line of Credit

Company participates in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Funds’ investments expiring on May 19, 2021. Borrowings under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%, with a 0.500% LIBOR floor. Maximum borrowings for the Company is the lesser of $3,000,000 or 10% of the Funds’ daily market value. At December 31, 2020, the Real Estate Fund, the Value Fund, and the Opportunity Fund had outstanding borrowings of $735,699, $950,851, and $91,390, respectively. During the fiscal year ended December 31, 2020, each Fund’s borrowing activity was as follows:

	Real Estate				Income &
	Income and	Large Cap	Municipal Tax	Income	Opportunity
	Growth Fund	Value Fund	Free Bond Fund	Fund	Fund
Total bank line of credit as of December 31, 2020	$2,264,301	$2,049,149	$3,000,000	$3,000,000	$2,908,610
Average borrowings during period	$88,662	$135,113	$—	$—	$60,722
Number of days outstanding*	37	54	—	—	5
Average interest rate during period	2.125%	2.048%	—	—	2.431%
Highest balance drawn during period	$703,971	$562,919	$—	$—	$173,972
Highest balance interest rate	3.305%	3.305%	3.305%	3.305%	3.305%
Interest expense incurred	$780	$2,465	$—	$—	$49
Interest rate at December 31, 2020	2.000%	2.000%	2.000%	2.000%	2.000%

*	Number of days outstanding represents the total days during the year ended December 31, 2020 that each Fund utilized the line of credit.

Note 11 – Commitments and Contingencies

The Company indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Company or the Funds. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.

Note 12 – Coronovirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

93

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  DECEMBER 31, 2020

Note 13 – Subsequent Events

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Qualified	Dividends	Qualified	Long-Term
	Dividend	Received	Business	Capital Gain	Tax-Exempt
Fund	Income	Deduction	Income	Dividends	Distributions
Real Estate Fund	10.38%	12.81%	89.62%	$338,555	$—
Value Fund	100.00%	100.00%	N/A	4,661,735	—
Municipal Fund	N/A	N/A	N/A	—	1,735,182
Income Fund	26.07%	30.18%	N/A	410,724	—
Opportunity Fund	50.28%	56.44%	N/A	—	—

94	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Spirit of America Investment Fund, Inc.

Syosset, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2021

95

DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD JULY 1, 2020 TO DECEMBER 31, 2020

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, January 1, 2020 to June 30, 2020.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

96	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)
FOR THE SIX MONTH PERIOD JULY 1, 2020 TO DECEMBER 31, 2020

			Ending
		Beginning	Account Value		Expenses
		Account Value	December 31,	Annualized	Paid During
		July 1, 2020	2020	Expense Ratio	the Period[1]
Spirit of America Real Estate Income and Growth Fund
Class A	Actual	$1,000.00	$1,098.90	1.60%	$8.44
	Hypothetical[2]	$1,000.00	$1,017.09	1.60%	$8.11
Class C	Actual	$1,000.00	$1,094.90	2.30%	$12.11
	Hypothetical[2]	$1,000.00	$1,013.57	2.30%	$11.64
Institutional Class Shares	Actual[3]	$1,000.00	$1,101.60	1.30%	$6.87
	Hypothetical[2]	$1,000.00	$1,018.60	1.30%	$6.60
Spirit of America Large Cap Value Fund
Class A	Actual	$1,000.00	$1,208.00	1.54%	$8.55
	Hypothetical[2]	$1,000.00	$1,017.39	1.54%	$7.81
Class C	Actual	$1,000.00	$1,203.50	2.24%	$12.41
	Hypothetical[2]	$1,000.00	$1,013.88	2.24%	$11.34
Institutional Class Shares	Actual[3]	$1,000.00	$1,209.80	1.24%	$6.89
	Hypothetical[2]	$1,000.00	$1,018.90	1.24%	$6.29
Spirit of America Municipal Tax Free Bond Fund
Class A	Actual	$1,000.00	$1,019.50	0.90%	$4.57
	Hypothetical[2]	$1,000.00	$1,020.61	0.90%	$4.57
Class C	Actual	$1,000.00	$1,015.20	1.75%	$8.86
	Hypothetical[2]	$1,000.00	$1,016.34	1.75%	$8.87
Institutional Class Shares	Actual[3]	$1,000.00	$1,020.30	0.75%	$3.81
	Hypothetical[2]	$1,000.00	$1,021.37	0.75%	$3.81
Spirit of America Income Fund
Class A	Actual	$1,000.00	$1,067.00	1.10%	$5.72
	Hypothetical[2]	$1,000.00	$1,019.61	1.10%	$5.58
Class C	Actual	$1,000.00	$1,063.90	1.85%	$9.60
	Hypothetical[2]	$1,000.00	$1,015.84	1.85%	$9.37
Institutional Class Shares	Actual[3]	$1,000.00	$1,068.10	0.85%	$4.42
	Hypothetical[2]	$1,000.00	$1,020.86	0.85%	$4.32
Spirit of America Income & Opportunity Fund
Class A	Actual	$1,000.00	$1,094.50	1.25%	$6.58
	Hypothetical[2]	$1,000.00	$1,018.85	1.25%	$6.34
Class C	Actual	$1,000.00	$1,089.80	2.00%	$10.51
	Hypothetical[2]	$1,000.00	$1,015.08	2.00%	$10.13
Institutional Class Shares	Actual[3]	$1,000.00	$1,096.30	1.00%	$5.27
	Hypothetical[2]	$1,000.00	$1,020.16	1.00%	$5.08

[1]	Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement/recoupment of expenses by the Funds’ Adviser for the period beginning July 1, 2020 to December 31, 2020. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

[2]	Assumes a 5% annual return before expenses.

97

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name, (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner[2] (84) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and Director of Spirit of America Management Corp., the Company’s investment adviser.
Daniel Lerner[2] (58) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.
INDEPENDENT DIRECTORS[3]
Allen Kaufman (83) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.
Stanley S. Thune (83) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.
Richard Weinberger (83) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Retired; Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	6	None

98	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)(CONT.)

Name, (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS
David Lerner (see biography above)	President

Alan P. Chodosh (66) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Treasurer and Secretary	Since 2003 Since 2005	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2016.	N/A	N/A
Joseph Pickard (59) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each Director serves for an indefinite term, until his successor is elected.

[2]	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[3]	At a meeting of the Board of Directors of Spirit of America Fund, Inc. (the “Company”) held on November 4, 2020, Mr. John Dempsey was elected as an Independent Director of the Company, effective at the time of the Board’s August 2021 meeting.

[4]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

99

The following notice does not constitute part of and is not
incorporated into the prospectus of the Funds.

PRIVACY NOTICE
Rev. 5/2018

FACTS	WHAT DO THE SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND, SPIRIT OF AMERICA LARGE CAP VALUE FUND, SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND, SPIRIT OF AMERICA INCOME FUND AND SPIRIT OF AMERICA INCOME & OPPORTUNITY FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances

●     account transactions

●     transaction history

●     wire transfer instructions

●     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

100	SPIRIT OF AMERICA

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Non-affiliates	● The Funds do not jointly market.
List of funds providing this notice

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

101

Proxy Voting Information

The Funds’ Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Funds’ proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Disclosure

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding each Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2020 Spirit of America	SOAFunds-AR-20

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $105,645

Fiscal year ended 2019: $113,145

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

Fees for 2020 and 2019 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $19,500

Fiscal year ended 2019: $19,500

Fees for 2020 and 2019 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)        0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2019 and December 31, 2020 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Spirit of America Investment Fund, Inc.

By (Signature and Title) /s/ David Lerner

David Lerner, Principal Executive Officer

Date 3/2/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David Lerner

David Lerner, Principal Executive Officer

Date_3/2/2021

By (Signature and Title /s/ Alan P. Chodosh

Alan P. Chodosh, Principal Financial Officer

Date_3/2/2021_